                                                                  Exhibit 99.2


                                                                EXECUTION COPY










                      METROMEDIA INTERNATIONAL GROUP, INC.




                                  $210,631,376

                              SERIES A AND SERIES B
                     10 1/2% SENIOR DISCOUNT NOTES DUE 2007
                                    INDENTURE








                         Dated as of September 30, 1999



                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                   as Trustee

                                TABLE OF CONTENTS

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ARTICLE 1

         DEFINITIONS AND INCORPORATION BY REFERENCE......................................................1
         SECTION 1.1 DEFINITIONS.........................................................................1
         SECTION 1.2 OTHER DEFINITIONS..................................................................20
         SECTION 1.3 TRUST INDENTURE ACT DEFINITIONS....................................................20
         SECTION 1.4 RULES OF CONSTRUCTION..............................................................21

ARTICLE 2

         THE NOTES......................................................................................21
         SECTION 2.1 FORM AND DATING....................................................................21
         SECTION 2.2 EXECUTION AND AUTHENTICATION.......................................................22
         SECTION 2.3 REGISTRAR AND PAYING AGENT.........................................................23
         SECTION 2.4 PAYING AGENT TO HOLD MONEY IN TRUST................................................23
         SECTION 2.5 HOLDER LISTS.......................................................................24
         SECTION 2.6 TRANSFER AND EXCHANGE..............................................................24
         SECTION 2.7 REPLACEMENT NOTES..................................................................37
         SECTION 2.8 OUTSTANDING NOTES..................................................................38
         SECTION 2.9 TREASURY NOTES.....................................................................38
         SECTION 2.10 TEMPORARY NOTES...................................................................38
         SECTION 2.11 CANCELLATION......................................................................39
         SECTION 2.12 DEFAULTED INTEREST................................................................39
         SECTION 2.13 CUSIP NUMBERS.....................................................................40

ARTICLE 3

         REDEMPTION AND PREPAYMENT......................................................................40
         SECTION 3.1  NOTICES TO TRUSTEE................................................................40
         SECTION 3.2  SELECTION OF NOTES TO BE REDEEMED.................................................40
         SECTION 3.3  NOTICE OF REDEMPTION..............................................................41
         SECTION 3.4  EFFECT OF NOTICE OF REDEMPTION....................................................42
         SECTION 3.5  DEPOSIT OF REDEMPTION PRICE.......................................................42
         SECTION 3.6  NOTES REDEEMED IN PART............................................................42
         SECTION 3.7  OPTIONAL REDEMPTION...............................................................43
         SECTION 3.8  MANDATORY REDEMPTION..............................................................43
         SECTION 3.9  OFFER TO PURCHASE BY APPLICATION OF
                      EXCESS PROCEEDS...................................................................43

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
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
ARTICLE 4

         COVENANTS......................................................................................45
         SECTION 4.1  PAYMENT OF NOTES..................................................................45
         SECTION 4.2  MAINTENANCE OF OFFICE OR AGENCY...................................................46
         SECTION 4.3  REPORTS...........................................................................46
         SECTION 4.4  COMPLIANCE CERTIFICATE............................................................47
         SECTION 4.5  TAXES.............................................................................48
         SECTION 4.6  STAY, EXTENSION AND USURY LAWS....................................................48
         SECTION 4.7  RESTRICTED PAYMENTS...............................................................48
         SECTION 4.8  LIMITATION ON RESTRICTIONS ON
                      DISTRIBUTIONS FROM RESTRICTED
                      SUBSIDIARIES......................................................................51
         SECTION 4.9  LIMITATION ON THE INCURRENCE OF
                      INDEBTEDNESS AND ISSUANCE OF
                      PREFERRED STOCK...................................................................51
         SECTION 4.10 LIMITATION ON THE INCURRENCE OF
                      INDEBTEDNESS BY THE PLD COMPANIES.................................................53
         SECTION 4.11 LIMITATION ON ASSET SALES.........................................................55
         SECTION 4.12 LIMITATION ON TRANSACTIONS WITH
                      AFFILIATES........................................................................57
         SECTION 4.13 LIMITATION ON LIENS...............................................................58
         SECTION 4.14 CORPORATE EXISTENCE...............................................................58
         SECTION 4.15 CHANGE OF CONTROL.................................................................58
         SECTION 4.16 PAYMENTS FOR CONSENT..............................................................60
         SECTION 4.17 MONEY FOR PAYMENTS TO BE HELD IN TRUST.,..........................................60
         SECTION 4.18 ADDITIONAL PLD ASSETS...................,.........................................61
         SECTION 4.19 LIMITATION ON SALE AND LEASEBACK
                      TRANSACTIONS......................................................................62

ARTICLE 5

         SUCCESSORS.....................................................................................62
         SECTION 5.1  MERGER, CONSOLIDATION, OR SALE OF ASSETS..........................................62
         SECTION 5.2  SUCCESSOR CORPORATION SUBSTITUTED.................................................63

ARTICLE 6

         DEFAULTS AND REMEDIES..........................................................................64
         SECTION 6.1  EVENTS OF DEFAULT.................................................................64
         SECTION 6.2  ACCELERATION......................................................................66
         SECTION 6.3  OTHER REMEDIES....................................................................66
         SECTION 6.4  WAIVER OF PAST DEFAULTS...........................................................66
         SECTION 6.5  CONTROL BY MAJORITY...............................................................67
         SECTION 6.6  LIMITATION ON SUITS...............................................................67


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         SECTION 6.7   RIGHTS OF HOLDERS OF NOTES TO
                              RECEIVE PAYMENT...........................................................68
         SECTION 6.8   COLLECTION SUIT BY TRUSTEE.......................................................68
         SECTION 6.9   TRUSTEE MAY FILE PROOFS OF CLAIM.................................................68
         SECTION 6.10  PRIORITIES.......................................................................69
         SECTION 6.11  UNDERTAKING FOR COSTS............................................................69

ARTICLE 7

         TRUSTEE........................................................................................70
         SECTION 7.1   DUTIES OF TRUSTEE................................................................70
         SECTION 7.2   RIGHTS OF TRUSTEE................................................................71
         SECTION 7.3   INDIVIDUAL RIGHTS OF TRUSTEE.....................................................72
         SECTION 7.4   TRUSTEE'S DISCLAIMER.............................................................72
         SECTION 7.5   NOTICE OF DEFAULTS...............................................................73
         SECTION 7.6   REPORTS BY TRUSTEE TO HOLDERS OF THE
                              NOTES.....................................................................73
         SECTION 7.7   COMPENSATION AND INDEMNITY.......................................................73
         SECTION 7.8   REPLACEMENT OF TRUSTEE...........................................................74
         SECTION 7.9   SUCCESSOR TRUSTEE BY MERGER, ETC.................................................76
         SECTION 7.10  ELIGIBILITY; DISQUALIFICATION....................................................76
         SECTION 7.11  PREFERENTIAL COLLECTION OF CLAIMS
                              AGAINST COMPANY...........................................................76

ARTICLE 8

         DISCHARGE OF INDENTURE; DEFEASANCE.............................................................76
         SECTION 8.1   DISCHARGE OF LIABILITY ON NOTES;
                              DEFEASANCE................................................................76
         SECTION 8.2   CONDITIONS TO DEFEASANCE.........................................................77
         SECTION 8.3   APPLICATION OF TRUST MONEY.......................................................79
         SECTION 8.4   REPAYMENT TO COMPANY.............................................................79
         SECTION 8.5   INDEMNITY FOR U.S. GOVERNMENT
                              OBLIGATIONS...............................................................80
         SECTION 8.6   REINSTATEMENT....................................................................80

ARTICLE 9

         AMENDMENT, SUPPLEMENT AND WAIVER...............................................................80
         SECTION 9.1   WITHOUT CONSENT OF HOLDERS OF NOTES..............................................80
         SECTION 9.2   WITH CONSENT OF HOLDERS OF NOTES.................................................81
         SECTION 9.3   COMPLIANCE WITH TRUST INDENTURE ACT..............................................83
         SECTION 9.4   REVOCATION AND EFFECT OF CONSENTS................................................83
         SECTION 9.5   NOTATION ON OR EXCHANGE OF NOTES.................................................84
         SECTION 9.6   TRUSTEE TO SIGN AMENDMENTS, ETC..................................................84


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ARTICLE 10

         SATISFACTION AND DISCHARGE.....................................................................84
         SECTION 10.1  SATISFACTION AND DISCHARGE OF INDENTURE..........................................84
         SECTION 10.2  APPLICATION OF TRUST MONEY.......................................................85

ARTICLE 11

         MISCELLANEOUS..................................................................................86
         SECTION 11.1   TRUST INDENTURE ACT CONTROLS....................................................86
         SECTION 11.2   NOTICES.........................................................................86
         SECTION 11.3   COMMUNICATION BY HOLDERS OF NOTES
                               WITH OTHER HOLDERS OF NOTES..............................................87
         SECTION 11.4   CERTIFICATE AND OPINION AS TO
                               CONDITIONS PRECEDENT.....................................................87
         SECTION 11.5   STATEMENTS REQUIRED IN CERTIFICATE
                               OR OPINION...............................................................88
         SECTION 11.6   RULES BY TRUSTEE AND AGENTS.....................................................88
         SECTION 11.7   NO PERSONAL LIABILITY OF DIRECTORS,
                               OFFICERS, EMPLOYEES AND
                               SHAREHOLDERS.............................................................88
         SECTION 11.8   GOVERNING LAW...................................................................89
         SECTION 11.9   CONSENT TO JURISDICTION AND SERVICE.............................................89
         SECTION 11.10  NO ADVERSE INTERPRETATION OF OTHER
                                AGREEMENTS..............................................................89
         SECTION 11.11  SUCCESSORS......................................................................89
         SECTION 11.12  SEVERABILITY....................................................................90
         SECTION 11.13  COUNTERPART ORIGINALS...........................................................90
         SECTION 11.14  TABLE OF CONTENTS, HEADINGS, ETC................................................90

EXHIBIT A

         (Face of Note)
          .............................................................................................A-1

EXHIBIT B

         FORM OF CERTIFICATE OF TRANSFER
          .............................................................................................B-1

EXHIBIT C

         FORM OF CERTIFICATE OF EXCHANGE...............................................................C-1


                             CROSS-REFERENCE TABLE*


Trust Indenture Act Section
Indenture Section
310(a)(1).............................................................................................7.10
(a)(2)................................................................................................7.10
(a)(3)................................................................................................N.A.
(a)(4)................................................................................................N.A.
(a)(5)................................................................................................7.10
(b)...................................................................................................7.10
(c)...................................................................................................N.A.
311(a)................................................................................................7.11
(b)...................................................................................................7.11
(i)(c)................................................................................................N.A.
312(a).................................................................................................2.5
(b)...................................................................................................12.3
(c)...................................................................................................12.3
313(a).................................................................................................7.6
(b)(2).................................................................................................7.7
(c)..............................................................................................7.6; 12.2
(d)....................................................................................................7.6
314(a)...........................................................................................4.3; 12.2
(c)(1)................................................................................................12.4
(c)(2)................................................................................................12.4
(c)(3)................................................................................................N.A.
(e)...................................................................................................12.5
(f)...................................................................................................N.A.
315(a).................................................................................................7.1
(b)..............................................................................................7.5; 12.2
(A)(c).................................................................................................7.1
(d)....................................................................................................7.1
(e)...................................................................................................6.11
316(a)(last sentence)..................................................................................2.9
(a)(1)(A)..............................................................................................6.5
(a)(1)(B)..............................................................................................6.4
(a)(2)................................................................................................N.A.
(b)....................................................................................................6.7
(c)....................................................................................................9.4
317(a)(1)..............................................................................................6.8
(a)(2).................................................................................................6.9
(b)....................................................................................................2.4
318(a)................................................................................................12.1
(b)...................................................................................................N.A.
(c)...................................................................................................12.1


N.A. means not applicable
*This Cross-Reference Table is not, for any purposes, part of the Indenture.

                  INDENTURE, dated as of September 30, 1999 by and between Metromedia International Group, Inc., a Delaware corporation (the "Company") and U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee").

                  The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Series A 10 1/2% Senior Discount Notes due 2007 (the "Series A Notes") and the Series B 10 1/2% Senior Discount Notes due 2007 (the "Series B Notes" and, together with the Series A Notes, the "Notes"):


                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1  DEFINITIONS

                  "Accreted Value" means as of the date of determination prior to March 30, 2002, with respect to any Note, the sum of (i) the initial offering price of this Note and (ii) the portion of the excess of the principal amount of such Note over such initial offering price which shall have been accreted thereon through such date, such amount to be so accreted on a daily basis at the rate of 10 1/2% per annum, compounded semi-annually on each Interest Payment Date from the Issue Date through the date of determination, computed on the basis of a 360 day year of twelve 30-day months. The Accreted Value of any Note on or after March 30, 2002 shall be 100% of the principal amount at Stated Maturity thereof.

                  "Additional PLD Assets" means at least $15,000,000 worth of assets which would be classified as "property and equipment" on PLD Telekom's consolidated balance sheet and which will be acquired by one of the PLD Companies in the period between May 18, 1999 through the second anniversary of the Issue Date, and shall specifically include capacity in transatlantic and European cables.

                  "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling, controlled by or under direct or indirect common control with this specified Person. For purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of this Person, whether through the ownership of voting securities, by agreement or otherwise; and the terms "controlling," "controlled by" and "under common control with" have the meanings correlative to the foregoing; provided, that the ability to vote 10% or more of the Voting Stock of this Person will constitute "control" under this Indenture.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                  "Agreement to Exchange and Consent" means the Agreement to Exchange and Consent, dated as of May 18, 1999, by and among the Company, PLD Telekom and certain holders of notes of PLD Telekom named on the signature pages thereof.

                  "ALTEL" means ALTEL, a Kazakh closed joint stock company (known until May, 1998 as BECET International).

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary that apply to such transfer or exchange.

                  "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition, directly or indirectly, in one or a series of transactions, of: (i) any Capital Stock of any Subsidiary, (ii) all or substantially all of the properties and assets of any division or line of business of the Company or its Subsidiaries, or (iii) any other properties and assets of the Company or any of its Subsidiaries other than in the ordinary course of business; provided, however, that the term "Asset Sale" will not include any sale or transfer of properties and assets (A) by the Company to any of its Restricted Subsidiaries or by any of its Restricted Subsidiaries to the Company or any other Restricted Subsidiary, (B) that constitute obsolete equipment in the ordinary course of business, (C) the Fair Market Value of which in the aggregate does not exceed $10 million in any transaction or series of related transactions, (D) that is made in accordance with the provisions of
Section 4.7 herein, (E) which constitutes the granting of any Permitted Lien or
(vi) that are transferred in exchange for Related Assets.

                  "Attributable Indebtedness" means with respect to any Sale and Leaseback Transaction of any Person, as at the time of determination, the greater of (i) the capitalized amount in respect of such transaction that would appear on the balance sheet of such Person in accordance with GAAP and (ii) the present value (discounted at a rate consistent with accounting guidelines, as determined in good faith by such Person) of the payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty).

                  "Average Life to Stated Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payment of principal, including payment at final maturity, in respect thereof, by (B) the number of years calculated to the nearest one-twelfth that will elapse between such date and the making of such payment, by (ii) the then outstanding aggregate principal amount of this Indebtedness.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the board of directors or other governing body of the Company or, if the Company is owned or managed by a single entity, the board of directors or other governing body of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such board or governing body.

                  "Board Resolution" means a duly authorized resolution of the Board of Directors.

                  "Business Day" means any day other than a Legal Holiday.

                  "Capital Contribution" means any contribution to the equity of the Company from a direct or indirect parent of the Company for which no consideration other than the issuance of common stock with no redemption rights and no special preferences, privileges or voting rights is given.

                  "Capital Lease Obligations" means any obligation of a Person and its Subsidiaries on a consolidated basis under any capital lease of real or personal property that is required to be classified and accounted for as a capital lease obligation for financial reporting purposes in accordance with GAAP.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents, however designated and whether or not voting, of corporate stock, including each class of common stock and Preferred Stock of that Person, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other Equity Interest of that Person.

                  "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition, (ii) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) certificates of deposit, time deposits, Eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof issued by any commercial bank the long-term debt of which is rated at the time of acquisition thereof at least "A" or the equivalent thereof by Standard & Poor's

Rating Group, or "A" or the equivalent thereof by Moody's Investors Service, Inc., and having capital and surplus in excess of $500 million, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i), (ii) and (iii) entered into with any bank meeting the qualifications specified in clause (iii) above, (v) commercial paper rated at the time of acquisition thereof at least "A-2" or the equivalent thereof by Standard & Poor's Rating Group or "P-2" or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within 270 days after the date of their acquisition, and (vi) interests in any investment company which invests solely in instruments of the type specified in clauses (i) through (v) above.

                  "Change of Control" means the occurrence of any of the following: (i) the sale, lease, exchange or other transfer other than by way of merger or consolidation, in one or a series of related transactions, by the Company of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any Person within the meaning of sections 13(d) and 14(d) of the Exchange Act, other than a Wholly Owned Subsidiary of the Company; (ii) a merger or consolidation in which the shareholders of the Company immediately prior to the merger or consolidation do not hold a majority of the voting power of the Company immediately after the merger or consolidation; (iii) any person within the meaning of sections 13(d) and 14(d) of the Exchange Act, other than one or more Permitted Holders becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of all classes of Voting Stock of the Company or its successor (for the purposes of this definition, beneficial ownership has the meaning given to such term in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether this right is exercisable immediately or only after the passage of time); (iv) the first day on which a majority of the members of the Board of Directors are not Continuing Directors; or (v) the liquidation or dissolution of, or the adoption by the stockholders of a plan for the liquidation or dissolution of, the Company, other than in a transaction which complies with the provisions set forth in Article 5 herein; PROVIDED, however, that the sale or disposition or other transfer in one or a series of related transactions of (x) all or substantially all of the assets or Voting Stock of Snapper, Inc. ("Snapper") or (y) all or any portion of the PLD Assets will not be deemed to be a Change of Control under this Indenture. Any Asset Sale of any of the PLD Assets shall be governed by the conditions set forth in
Section 4.11 herein.

                  "Company" means Metromedia International Group, Inc., a Delaware corporation, and any and all successors thereto.

                  "Consolidated Income Tax Expense" for any period means the aggregate amounts of the provisions of income taxes of the Company and its

Subsidiaries for this period calculated on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" for any Person means, without duplication, for any period, the sum of: (i) the interest expense of such Person and its Subsidiaries for such period, on a consolidated basis in accordance with GAAP, including without limitation: (A) amortization of debt discount, (B) the net costs associated with Interest Rate Agreements and Currency Hedging Agreements, (C) the interest portion of any deferred payment obligation, and (D) accrued interest, plus (ii) the interest component of Capital Lease Obligations paid, accrued, and/or scheduled to be paid or accrued by such Person and its Consolidated Subsidiaries, plus (iii) the aggregate amount for such period of cash dividends paid on any Disqualified Capital Stock or Preferred Stock of such Person and its Consolidated Subsidiaries, in each case, on a consolidated basis in accordance with GAAP.

                  "Consolidated Leverage Ratio" means, as to any Person, the ratio of: (i) the total consolidated Indebtedness of the Company and its Consolidated Subsidiaries as of the date of calculation (the "Determination Date") to (ii) two times the Consolidated Operating Cash Flow of the Company and its consolidated Subsidiaries for the most recent two fiscal quarters for which financial information is available (the "Reference Period") immediately preceding the Determination Date. For purposes of this definition, the Consolidated Operating Cash Flow will be calculated in accordance with GAAP and on a pro forma basis to: (i) include the results of any Person that is a Consolidated Subsidiary on the Determination Date or that would become a Consolidated Subsidiary in connection with the transaction that requires the determination of the Consolidated Operating Cash Flow, (ii) exclude any Person that is not a Consolidated Subsidiary on the Determination Date or that would cease to be a Consolidated Subsidiary in connection with the transaction that requires the determination of the Consolidated Operating Cash Flow, and (iii) include or exclude, as the case may be, the results of any operating business acquired or disposed of by the Company or a Consolidated Subsidiary of the Company in the Reference Period.

                  "Consolidated Net Income" means, for any period, the net income (loss) of the Company and its Consolidated Subsidiaries determined in accordance with GAAP; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income (loss) of any Person if such Person is not a Subsidiary, except that (A) subject to the limitations contained in (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary of the Company as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (iii) below) and
(B) the Company's equity in a net loss of any such Person (other than an Unrestricted Subsidiary) for such period shall be included in determining such Consolidated Net Income to the extent such loss has been funded with cash from the Company or a Restricted Subsidiary; (ii) any net income
(loss) of any Person acquired by the Company or a Subsidiary of the Company in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that (A) subject to the limitations contained in (iv) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend (subject, in the case of a dividend or other distribution to another Restricted Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income; (iv) any gain (loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or its Consolidated Subsidiaries (including pursuant to any Sale and Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (loss) realized upon the sale or other disposition of any Capital Stock of any Person; (v) any extraordinary gain or loss and (vi) the cumulative effect of a change in accounting principles.

                  "Consolidated Operating Cash Flow" means, with respect to any period, the Consolidated Net Income for this period increased, to the extent that any of the following items were deducted in calculating the Consolidated Net Income but without duplication, by: (i) the Consolidated Income Tax Expense for this period, (ii) the Consolidated Interest Expense for this period, whether paid or accrued and whether or not capitalized, and (iii) depreciation, amortization, minority interest and any other non-cash items for this period other than any non-cash item which requires the accrual of, or reserve for, cash charges for any future period, of the Company and any of its Consolidated Subsidiaries.

                  "Consolidated Subsidiary" means, for any Person, each Restricted Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which are consolidated for financial statement reporting purposes with the financial statements of such Person in accordance with GAAP.

                  "Continuing Director" means (i) any of the persons that serve as directors on the Board of Directors on the Issue Date and (ii) any new director whose election or appointment to the Board of Directors or whose nomination for election by the stockholders of the Company was approved by the Continuing Directors then in office; provided that Continuing Directors shall in no event, whether pursuant to clause (i) or (ii), include the persons nominated by News America Incorporated to serve as directors under the Agreement and Plan of Merger, dated as of May 18,

1999, by and among the Company, Moscow Communications, Inc. and  PLD
Telekom.

                  "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.2 herein or such other address as to which the Trustee may give notice to the Company.

                  "Credit Facility" means one or more credit agreements, loan agreements or similar facilities, secured or unsecured, entered into from time to time by the Company or any of its Restricted Subsidiaries, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified, restated, refinanced or replaced from time to time.

                  "Cumulative Consolidated Operating Cash Flow" and "Cumulative Consolidated Interest Expense" means, on any date of determination, the cumulative Consolidated Operating Cash Flow and Consolidated Interest Expense, as the case may be, realized during the period commencing on the Issue Date and ending on the last day of the most recent fiscal quarter immediately preceding the date of determination for which consolidated financial information is available.

                  "Currency Hedging Agreement" means, with respect to any Person, any foreign exchange contract, currency swap agreement or other similar agreement as to which such Person is a party or beneficiary and entered into for hedging purposes only.

                  "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

                  "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.6 hereof, in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto, but may bear the Private Placement Legend, if applicable.

                  "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.3 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "Disqualified Capital Stock" means, with respect to any Person, any Capital Stock of such Person which by its terms or by the terms of any security into which it is convertible or for which it is exchangeable or upon the happening of any event or the passage of time (i) matures or becomes mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) becomes exchangeable for Indebtedness at the option of the holder of this Indebtedness or (iii) becomes redeemable at the option of the holder of this Capital Stock, in whole or in part, in each case on or before the Stated Maturity of the Notes, provided, that: (A) only the portion of Capital Stock which so matures or becomes so redeemable or exchangeable on or before the Stated Maturity of the Notes will be deemed to be Disqualified Capital Stock, and (B) any Capital Stock that would not constitute Disqualified Capital Stock but for its provisions giving its holders the right to require this Person to repurchase or redeem such Capital Stock upon the occurrence of any "asset sale" or "change of control" occurring before the Stated Maturity of the Notes will not constitute Disqualified Capital Stock if the "asset sale" or "change of control' provisions applicable to this Capital Stock are no more favorable to the holders of this Capital Stock than the provisions of the covenants under Sections 4.11 and 4.15 herein and if these provisions specifically provide that this Person will not repurchase or redeem this Capital Stock pursuant to these provisions before the repurchase by the Company of the Notes as are required to be repurchased under the covenants under Sections 4.11 and 4.15 herein.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor Act), and the rules and regulations promulgated thereunder (or respective successor thereto).

                  "Exchange Notes" means the Series B Notes issued in the Registered Exchange Offer pursuant to Section 2.6(f) hereof.

                  "Exchange Offer Registration Statement" has the meaning set forth in the Agreement to Exchange and Consent.

                  "Exchanging Dealer" means any Holder that is a broker or dealer registered as such under the Exchange Act and elects to exchange for Unrestricted Notes any Restricted Notes that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or an Affiliate of the Company).

                  "Existing Indebtedness" of a Person means Indebtedness of such Person in existence on the Issue Date, until these amounts are repaid.

                  "Fair Market Value" means, with respect to any asset or property, the sale value that would be reasonably expected to be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. The Fair Market Value of any asset or property will be determined by the Board of Directors acting in good faith and will be evidenced by a resolution of the Board of Directors.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

                  "Global Note Legend" means the legend set forth in Section 2.6(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

                  "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto issued in accordance with this Indenture and bearing the Global Note Legend.

                  "Government Securities" means securities that are (i) direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) of the payment of which the full faith and credit of the United States of America is pledged, (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or (iii) obligations of a Person the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay or advance or supply funds for the purchase or payment of, such Indebtedness of such other Person, whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect of such Indebtedness, in whole or in part; provided, however, that the term "Guarantee" will not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Hedging Obligations" means, with respect to any Person, the obligations of such Person under any Interest Rate Agreement or Currency Hedging Agreement.

                  "Holder" means a Person in whose name a Note is registered on the Registrar's or any co-registrar's books.

                  "Incur" means create, incur, assume, suffer to exist or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary, whether by merger, consolidation, acquisition or otherwise, will be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. "Incurrence" will have a correlative meaning.

                  "Indebtedness" means at any time (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, Guarantees or other similar instruments, including, without limitation, any such obligations incurred in connection with the acquisition of property, assets or businesses, excluding trade accounts payable made in the ordinary course of business, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or liabilities or obligations arising in the ordinary course of business, which in either case are not more than 60 days overdue or which are being contested in good faith), (v) any Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Disqualified Capital Stock of such Person and, to the extent held by other Persons, the maximum fixed redemption or repurchase price of Disqualified Capital Stock of such Person's Restricted Subsidiaries at the time of determination, (vii) the notional amount of any interest hedging obligations or exchange rate obligations of such Person at the time of determination, (viii) any Attributable Indebtedness with respect to any Sale and Leaseback Transaction to which such Person is a party and (ix) any obligation of the type referred to in clauses (i) through (viii) of this definition of another Person and all dividends and distributions of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise. For purposes of the preceding sentence, the maximum fixed repurchase price of any Disqualified Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant hereto; provided that if such Disqualified Capital Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Disqualified Capital Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any guarantees at such date; provided that for purposes of calculating the amount of the Notes outstanding at any date, such amount shall be the Accreted Value thereof as of such date unless cash interest has commenced to accrue pursuant to the terms of the Notes, in which case the amount of the Notes outstanding will be determined pursuant to the terms of the Notes.

                  "Indenture" means this Indenture, as amended or supplemented from time to time.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

                  "Interest Payment Date" shall have the meaning assigned to such term in the Notes.

                  "Interest Rate Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is a party or beneficiary.

                  "Investment" means, with respect to any Person, all investments by such Person in other Persons, including Affiliates, in the form of direct or indirect loans, including Guarantees of Indebtedness or other obligations, advances or capital contributions, purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. Investments will not include commissions, travel and similar advances to directors, officers and employees made in the ordinary course of business. If the Company or any of its Restricted Subsidiaries sells or otherwise disposes of any Equity Interests or any direct or indirect Subsidiary such that, after giving effect to that sale or disposition, that Person is no longer a Subsidiary of the Company or its Restricted Subsidiaries, the Company will be deemed to have made an Investment on the date of such sale or disposition equal to the Fair Market Value of the Equity Interests of that Subsidiary not sold or disposed of.

                  "Issue Date" means the date of first issuance of the Notes under the Indenture.

                  "Joint Venture" means a Telecommunications Company of which less than 50 percent of the Voting Stock is held by PLD Telekom, provided that the Telecommunications Business of such Telecommunications Company is principally conducted in the Russian Federation, Kazakhstan, Belarus or any other country in the Commonwealth of Independent States.

                  "Leasing Company" means a special purpose Cypriot or U.S. corporation which is a Wholly Owned Subsidiary of the Company organized for the limited purpose of acquiring Telecommunications Assets and leasing these

Telecommunications Assets to direct or indirect Subsidiaries of PLD Telekom pursuant to Telecommunications Asset Agreements and/or making investments in a Telecommunications Company primarily engaged or proposing to engage in the Telecommunications Business in the Russian Federation, Kazakhstan, Belarus or any other country in the Commonwealth of Independent States.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Registered Exchange Offer.

                  "Lien" means, with respect to any asset, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind in respect of this asset, including any conditional sale or other title retention agreement or lease in the nature of a Lien.

                  "Net Cash Proceeds," with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale.

                  "Net Proceeds" from an Asset Sale means cash or Cash Equivalent payments received, including any cash or Cash Equivalent payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Sale or received in any other noncash form from such Asset Sale, in each case net of: (i) all legal, accounting, investment banking, title and recording tax expenses, commission and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Sale, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law be repaid out of the proceeds from such Asset Sale, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale, (iv) the deduction of appropriate amounts to be provided by the seller as a reserve against any liabilities associated with the assets disposed of in such Asset Sale and retained by the Company or any Restricted Subsidiary after such Asset Sale, and (v) employee severance and termination costs.

                  "Note Custodian" means the Person specified in Section 2.3 hereof as the Note Custodian with respect to the Global Notes or any successor entity thereto appointed as Note Custodian hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "Notes" has the meaning assigned to it in the preamble to this Indenture.

                  "Officer" means the President, the Chief Executive Officer, any Executive Vice President and the Chief Financial Officer of the Company.

                  "Officers' Certificate" means a certificate signed by any two of the Chairman of the Board of Directors, the President, any Vice President, the Treasurer or the Secretary of the Company.

                  "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee and that meets the requirements of
Section 11.5 hereof. The counsel may be an employee of, or counsel to, the Company, any Subsidiary of the Company, any Affiliate of the Company or the Trustee.

                  "pari passu Indebtedness" means Indebtedness of the Company ranking pari passu in right of payment with the Notes.

                  "Participant" means, with respect to the Depositary, a Person who has an account with the Depositary.

                  "Permitted Holder" means Metromedia Company, a Delaware general partnership, its Related Parties and any Person controlling, controlled by, or under common control with, Metromedia Company.

                  "Permitted Liens" means: (x) any Lien existing on the date of this Indenture, (y) any Lien arising in connection with court judgements, taxes, workmen's compensation, zoning restrictions, easements and rights of way that do not materially impair operation of the business, performance bids, contracts, leases, statutory obligations, surety and appeal bonds, letters of credit and other obligations Incurred in the ordinary course of business, and (z) any Lien securing obligations in connection with Indebtedness permitted under clauses
(c), (e), (f), (h) and (i) (with respect to clause (i) herein, to the extent the Indebtedness to which the Permitted Refinancing Indebtedness relates was secured) under Section 4.9 herein.

                  "Permitted Refinancing Indebtedness" means any amendments, supplements, modifications, deferrals, renewals, extensions, substitutions, refundings, defeasance, refinancings or replacements (collectively, a "refinancing") of any Indebtedness, including successive refinancings, so long as: (i) the borrower under these refinancings is the Company or, if not the Company, the same as the borrower or its successor of the Indebtedness being refinanced, (ii) the aggregate principal amount or accreted value of the new Indebtedness does not exceed the sum of: (A) the aggregate principal amount or accreted value being refinanced, (B) the accrued interest represented thereby,
(C) the amount of expenses of the Company or the borrower Incurred in connection with such refinancing, and (D) the lesser of (x) the stated amount of any premium or other payment required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness being refinanced and (y) the amount of premium actually paid at such time to refinance the Indebtedness, and (iii) in the case of any refinancing of Subordinated Indebtedness, such new Indebtedness is made subordinated to the Notes at least to the same extent as the Indebtedness being refinanced and such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Subordinated Indebtedness.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization, government or other agency or political subdivision thereof or any other entity.

                  "Pivotel Assets" means the Pivotel telecommunications switches and nodes located in New York, USA, and London, England, capacity in transatlantic and European cables, upgraded switches in St. Petersburg and Moscow and related telecommunications equipment.

                  "PLD Assets" means all of the assets (including shares of Capital Stock of any Subsidiary and of ALTEL) owned by PLD Telekom, ALTEL or any direct or indirect Subsidiary of PLD Telekom on the Issue Date, accounts receivable generated by such assets and the Additional PLD Assets.

                  "PLD Companies" means PLD Telekom Inc., its direct and indirect Subsidiaries (including, without limitation, PeterStar Company Limited, Baltic Communications Limited, Technocom Limited and CPY Yellow Pages Limited) and ALTEL.

                  "PLD Company Permitted Liens" means: (x) any Lien existing on the date hereof, (y) any Lien arising in connection with court judgments, taxes, workmen's compensation, zoning restrictions, easements and rights of way that do not materially impair operation of the business, performance bids, contracts, leases, statutory allegations, surety and appeal bonds, letters of credit and other obligations incurred in the ordinary course of business, and (z) any Lien securing obligations in connection with Indebtedness permitted under clauses (b), (c), (d), (f) and (g) (with respect to clause (g) herein, to the extent the Indebtedness to which the Permitted Refinancing Indebtedness relates was secured) under Section 4.10 hereof.

                  "PLD Telekom" means PLD Telekom Inc., a Delaware corporation.

                  "Preferred Stock" means any Equity Interest of any class or classes of a Person (however designated) which is preferred as to payments of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution, over Equity Interests of any other class of such Person.

                  "Private Placement Legend" means the legend set forth in
Section 2.6(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "Public Equity Offering" means an underwritten sale of Capital Stock, excluding Disqualified Capital Stock, of the Company with gross proceeds to the Company of at least $25 million.

                  "Purchase Money Obligation" of any Person means any Indebtedness that is secured by a Lien on assets related to the business of such Person and any additions, replacements, modifications and accessions of such assets, which are purchased by such Person at any time after the Issue Date; provided that: (i) the security agreement or conditional sale or other title retention contract pursuant to which the Lien on such assets is created is entered into within 180 days after the purchase or substantial completion of the construction of such assets and is at all times confined solely to the assets so purchased or acquired, any additions, replacements, modifications and accessions to such assets and any proceeds and products from such assets, (ii) at no time will the aggregate principal amount of the outstanding Indebtedness secured by the Lien be increased except in connection with the purchase of additions and accessions to such assets and except in respect of commitment or facility fees or other similar fees and other similar obligations in respect of the Incurrence of such Indebtedness, and (iii) either: (A) the aggregate outstanding principal amount of Indebtedness secured by the Lien, determined on a per asset basis in the case of any additions and accessions, will not at the time the security agreement or other contract pursuant to which the Lien is created is entered into exceed 90% of the purchase price to such Person of the assets subject to the Lien, or (B) the Indebtedness secured by the Lien will be with recourse solely to the assets so purchased or acquired, any additions, replacements, modifications and accessions to these assets and any proceeds and products from these assets.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

                  "Qualified Capital Stock" means any and all Capital Stock of a Person other than Disqualified Capital Stock.

                  "Qualified Joint Venture" means a Joint Venture in which PLD Telekom owns directly or indirectly Voting Stock and any future Joint Venture in which PLD Telekom owns 20% or more of the Voting Stock.

                  "Record Date" for the interest payable on any Interest Payment Date means March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Registered Exchange Offer" has the meaning set forth in the Agreement to Exchange and Consent.

                  "Registration Statement" means either the Exchange Offer Registration Statement or the Shelf Registration Statement.

                  "Related Assets" means any asset or property used by or in or in connection with a Related Business.

                  "Related Business" means when used in reference to any Person, that this Person is engaged primarily in the business of, or providing services related to the business of, (i) the transmission of voice, video or data, including but not limited to, local and long-distance wireline and wireless telephone services and internet services, (ii) multi-channel television services, including wireline and wireless cable television service, (iii) broadcast radio, (iv) paging, (v) lawn and garden products and related services and (vi) in the case of clauses (i) through (v) above, the construction of any related facilities or any businesses reasonably related thereto, which determination will be made in good faith by the Board of Directors.

                  "Related Parties" means (i) any officer or other member of management employed by Metromedia Company or any Subsidiary as of the Issue Date; (ii) family members or relatives of the persons described in clause (i);
(iii) any trusts created for the sole benefit of the persons described in clause
(i) or (ii); or (iv) in the event of the incompetence or death of any of the persons described in clause (i), such person's estate, executor, administrator, committee or other personal representatives or beneficiaries.

                  "Responsible Officer," when used with respect to the Trustee, means the President, the Chairman of the Board or any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

                  "Restricted Global Note" means a global note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding aggregate principal amount of the Notes sold in a private placement under the Securities Act.

                  "Restricted Note" means either a Restricted Definitive Note or a Restricted Global Note.

                  "Restricted Subsidiary" means (i) Metromedia International Telecommunications, Inc., Snapper Inc. and all other direct or wholly owned subsidiaries of Metromedia International Group that are incorporated in any State of the United States, (ii) Paging One Services, GmbH (Austria), Romsat Cable TV & Radio, SA (Romania) and Radio Balaton Juventus, Kft. (Hungary), to the extent each of these entities constitutes Subsidiaries, and (iii) each of the PLD Companies.

                  "Sale and Leaseback Transaction" means with respect to any Person, any direct or indirect arrangement pursuant to which property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries.

                  "SEC" means the Securities Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended (or any successor Act), and the rules and regulations promulgated thereunder (or respective successor thereto).

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Agreement to Exchange and Consent.

                  "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

                  "Special Record Date" for the payment of any defaulted interest means a date fixed by the Company pursuant to Section 2.12 hereof.

                  "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest on any Indebtedness, the date specified in such Indebtedness as the fixed date on which the payment of interest or principal was scheduled to be paid in the original documentation governing the Indebtedness. The

Stated Maturity will not include any provision for the contingent obligation to repay, redeem or repurchase the interest or repurchase the interest or principal of such Indebtedness before the date originally scheduled for their payment.

                  "Strategic Investor" means any Person that is, or a controlled Affiliate of any Person that is, engaged principally in a Related Business.

                  "Subordinated Indebtedness" means any Indebtedness of the Company or any Restricted Subsidiary, whether outstanding on the Issue Date or thereafter Incurred, which expressly is subordinate or junior in right of payment to the Notes pursuant to a written agreement.

                  "Subsidiary" of any Person means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled, without regard to the occurrence of any contingency, to vote in the election of directors, managers, trustees or similar governing body of this corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by (i) this Person, (ii) this Person and one or more Subsidiaries of this Person or (iii) one or more Subsidiaries of this Person. Unless otherwise specified herein, each reference to a Subsidiary will refer to a Subsidiary of the Company.

                  "Telecommunications Assets" means, with respect to any Person, assets, including, without limitation, rights of way, trademarks and licenses and licenses to use copyrighted material, that are utilized by such Person, directly or indirectly, in a Telecommunications Business. Telecommunications Assets also include stock, joint venture or partnership interest in another Person, provided that substantially all of the assets of such other Person consist of Telecommunications Assets. The determination of what constitutes Telecommunications Assets will be made by the Board of Directors.

                  "Telecommunications Asset Agreement" means a lease or installment sale agreement where title is transferred to the buyer pursuant to which a Leasing Company leases or sells, in a transaction in which the monetary consideration is paid immediately or is payable over time, Telecommunications Assets that consist of equipment and rights acquired in connection with the lease or sale thereof, including, without limitation, software licenses, to a Restricted Subsidiary or Qualified Joint Venture in the Russian Federation, Kazakhstan, Belarus or any other country in the Commonwealth of Independent States.

                  "Telecommunications Business" means the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) creating, developing or marketing communications related network equipment, software and other devices for the use described in clause (i) above or (iii) evaluating, participating or pursuing any other activity or opportunity that is related to those specified in (i) or (ii) above and includes, without limitation, any business in which PLD Telekom and its direct and indirect Subsidiaries are currently engaged; provided that, the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board of Directors.

                  "Telecommunications Company" means any Person substantially all of the assets of which consist of Telecommunications Assets.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as set forth in Section 9.3.

                  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

                  "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

                  "Unrestricted Global Note" means a permanent Global Note in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of, and registered in the name of, the Depositary or its nominee, representing a series of Notes that do not bear the Private Placement Legend.

                  "Unrestricted Note" means an Unrestricted Definitive Note or an Unrestricted Global Note or both.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that is not a Restricted Subsidiary, (ii) any Subsidiary of the Company which at the time of determination is designated an Unrestricted Subsidiary by the Board of Directors in the manner set forth in Section 4.7 hereof and (iii) any Subsidiary of an Unrestricted Subsidiary.

                  "Voting Stock" of a Person means securities of any class or classes of Capital Stock in such Person entitling the holders thereof, whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency, to vote in the election of members of the board of directors or comparable body of such Person.

                  "Wholly Owned Subsidiary" of the Company means a Restricted Subsidiary of the Company, all of the outstanding Capital Stock of which (other than directors' qualifying shares and shares that, under applicable law, are required to be held by third persons) shall at the time be owned by the Company or one or more Wholly Owned Subsidiaries.

SECTION 1.2  OTHER DEFINITIONS

Defined in Term Section

"Affiliate Transaction" ...................................................4.12
"Asset Sale Offer" ........................................................4.11
"Authentication Order" .....................................................2.2
"Change of Control Offer" .................................................4.15
"Change of Control Payment" ...............................................4.15
"Change of Control Payment Date".......................................... 4.15
"Designation" ..............................................................4.7
"Event of Default" .........................................................6.1
"Excess Proceeds" .........................................................4.11
"Offer Amount " ............................................................3.9
"Offer Period" .............................................................3.9
"Paying Agent " ............................................................2.3
"Permitted Indebtedness"................................................... 4.9
"Purchase Date" ............................................................3.9
"Registrar " ...............................................................2.3
"Restricted Payments" ......................................................4.7
"Revocation" ...............................................................4.7



SECTION 1.3  TRUST INDENTURE ACT DEFINITIONS

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC;

                  "indenture securities" means the Notes;

                  "indenture security holder" means a Holder of a Note;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Notes means the Company and any successor obligor on the Notes.

                  All other terms used but not otherwise defined in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.4 RULES OF CONSTRUCTION

                  Unless the context otherwise requires:

                           (1)      a term has the meaning assigned to it;

                           (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                           (3)      "or" is not exclusive;

                           (4) words in the singular include the plural, and in the plural include the singular;

                           (5) provisions apply to successive events and transactions; and

                           (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.


                                    ARTICLE 2

                                    THE NOTES

SECTION 2.1  FORM AND DATING.

                  (a)      General.

                  The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage or agreements to which the Company is subject. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $100 and integral multiples of $1 above $100.

                  The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b)      Global Notes.

                  Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the aggregate principal amount of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.6 hereof.

SECTION 2.2  EXECUTION AND AUTHENTICATION.

                  Two Officers or one Officer and the Secretary or an Assistant Secretary of the Company shall sign the Notes for the Company by manual or facsimile signature.

                  If an Officer, Secretary or Assistant Secretary whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

                  A Note shall not be valid until authenticated by the manual signature of the Trustee. The Trustee's signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

                  The Trustee shall, upon receipt of a written order of the Company signed by two Officers or one Officer and the Secretary or an Assistant Secretary of the Company (an "Authentication Order"), authenticate Notes for original issue up to $210,631,376 in aggregate principal amount. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.7 hereof.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders, the Company or an Affiliate of the Company.

SECTION 2.3  REGISTRAR AND PAYING AGENT.

                  The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("the Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, and such agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

                  The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

                  The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.

                  The Trustee is authorized to enter into a letter of representations with DTC in the form provided to the Trustee by the Company and to act in accordance with such letter.

SECTION 2.4  PAYING AGENT TO HOLD MONEY IN TRUST.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the redemption or purchase of the Notes or for the payment of principal of, or premium, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in providing the Paying Agent with sufficient funds to redeem or purchase the Notes or make any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all such money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all such money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money it delivered to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.5  HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of, and the aggregate principal amount of Notes held by, each Holder, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.6  TRANSFER AND EXCHANGE.

                  (a)      TRANSFER AND EXCHANGE OF GLOBAL NOTES.

                  A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee a notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Registrar. Upon the occurrence of either of the preceding events in (i) or
(ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.7 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.6 or Section 2.7 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.6(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.6(b), (c), (d) or (f) hereof.

                  (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES.

                  The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein and therein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                           (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL NOTE. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.6(b)(i).

                           (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL NOTES. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.6(b)(i) above, the transferor of such beneficial interest must deliver to the Depositary either (A)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global
         Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B)(1) a written order from a Participant or an indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above. Upon consummation of a Registered Exchange Offer by the Company in accordance with Section 2.6(f) hereof, the requirements of this
         Section 2.6(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this

         Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.6(h) hereof.

                           (iii) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL NOTE. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.6(b)(ii) above and the Registrar receives from the transferor a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof.

                           (iv) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR BENEFICIAL INTERESTS IN THE UNRESTRICTED GLOBAL NOTE. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.6(b)(ii) above and:

                                    (A)     such exchange or transfer is
         effected pursuant to the Registered Exchange Offer in accordance with the Agreement to Exchange and Consent and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, makes the certification required by the Letter of Transmittal or via the Depositary's book-entry system;

                                    (B)     such transfer is effected pursuant
         to the Shelf Registration Statement in accordance with the Agreement to Exchange and Consent;

                                    (C)     such transfer is effected by an
         Exchanging Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Agreement to Exchange and Consent; or

                                    (D) the Registrar receives the following:

                                            (1)      if the holder of such
                  beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                                            (2)      if the holder of such
                  beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a

                  Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (3)(c) or (4) thereof; and, in each such case set forth in this subparagraph (D), if the Company or the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company or the Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

                  (c) TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS FOR DEFINITIVE NOTES.

                           (i) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO RESTRICTED DEFINITIVE NOTES. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                                    (A)     if the holder of such beneficial
         interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                                    (B)     if such beneficial interest is being
         transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                                    (C)     if such beneficial interest is being
         transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or

         Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                                    (D)     if such beneficial interest is being
         transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof; or

                                    (E)     if such beneficial interest is being
         transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof,

upon confirmation of such receipt by the Registrar, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.6(h) hereof, and the Company shall execute and the Trustee, upon receipt of an Authentication Order in accordance with Section
2.2 hereof, shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or direct Participant. The Trustee shall make available for delivery such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.6(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                           (ii) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                                    (A)     such exchange or transfer is
         effected pursuant to the Registered Exchange Offer in accordance with the Agreement to Exchange and Consent and the holder of such beneficial interest in the case of an exchange, or the transferee, in the case of a transfer, makes the certifications required by Section 4.4 of the Agreement to Exchange and Consent and in the Letter of Transmittal;

                                    (B)     such transfer is effected pursuant
         to the Shelf Registration Statement in accordance with the Agreement to Exchange and Consent;

                                    (C)     such transfer is effected by an
         Exchanging Dealer pursuant to the Exchange Offer Registration Statement; or

                                    (D) the Registrar receives the following:

                                            (1)      if the holder of such
                  beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                                            (2)      if the holder of such
                  beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (3)(c) or (4) thereof; and, in each such case set forth in this subparagraph (D), if the Company or the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company or the Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                           (iii) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.6(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.6(h) hereof, and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall make available for delivery such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(iii) shall not bear the Private Placement Legend.

                  (d) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL INTERESTS.

                           (i) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                                    (A)     if the Holder of such Restricted
         Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
         (2)(b) thereof;

                                    (B)     if such Restricted Definitive Note
         is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                                    (C)     if such beneficial interest is being
         transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                                    (D)     if such beneficial interest is being
         transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof; or

                                    (E)     if such beneficial interest is being
         transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof;

                  upon confirmation of such receipt by the Registrar, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be increased accordingly pursuant to Section 2.6(h) hereof.

                           (ii) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                                    (A)     such exchange or transfer is
         effected pursuant to the Registered Exchange Offer in accordance with the Agreement to Exchange and Consent and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, makes the certification required under Section 4.4 of the Agreement to Exchange and Consent and in the Letter of Transmittal;

                                    (B)     such transfer is effected pursuant
         to the Shelf Registration Statement in accordance with the Agreement to Exchange and Consent;

                                    (C)     such transfer is effected by an
        Exchanging Dealer pursuant to the Exchange Offer Registration Statement; or

                                    (D) the Registrar receives the following:

                                            (1)      if the Holder of such
                  Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                                            (2)      if the Holder of such
                  Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (3)(c) or (4) thereof; and, in each such case set forth in this subparagraph (D), if the Company or Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company or Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  Upon confirmation by the Registrar of satisfaction of the conditions of any of the subparagraphs in this Section 2.6(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                           (iii) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes. If any such exchange or transfer from a Definitive Note to a beneficial interest in a Global Note is effected pursuant to this subparagraph or to subparagraphs (ii)(B) or (ii)(D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Definitive Notes so transferred.

                  (e) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR DEFINITIVE NOTES. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.6(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this
Section 2.6(e).

                           (i) RESTRICTED DEFINITIVE NOTES TO RESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                                    (A)     if the transfer will be made
         pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                                    (B) if the transfer will be made pursuant to
         Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof;

                                    (C)     if such beneficial interest is being
         transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof; or

                                    (D)     if such beneficial interest is being
         transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof.

                           (ii) RESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                                    (A)     such exchange or transfer is
         effected pursuant to the Registered Exchange Offer in accordance with the Agreement to Exchange and Consent and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, makes the certification required by Section 4.4 of the Agreement to Exchange and Consent and in the Letter of Transmittal;

                                    (B)     any such transfer is effected
         pursuant to the Shelf Registration Statement in accordance with the Agreement to Exchange and Consent;

                                    (C)     any such transfer is effected by an
         Exchanging Dealer pursuant to the Exchange Offer Registration Statement; or

                                    (D) the Registrar receives the following:

                                            (1)      if the Holder of such
                  Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                                            (2)      if the Holder of such
                  Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (3)(c) or (4) thereof; and, in each such case set forth in this subparagraph (D), if the Company or Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Company or Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                           (iii) UNRESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

                  (f)      REGISTERED EXCHANGE OFFER.

                  Upon the consummation of the Registered Exchange Offer in accordance with the Agreement to Exchange and Consent, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that make the certifications required by Section 4.4 of the Agreement to Exchange and Consent and in the Letter of Transmittal or via the Depositary's book-entry system, and accepted for exchange in the Registered Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the aggregate principal amount of the Restricted Definitive Notes tendered for acceptance by Persons that make the certifications required by Section 4.4 of the Agreement to Exchange and Consent and in the Letter of Transmittal, and accepted for exchange in the Registered Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, shall authenticate and make available for delivery to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

                  (g) LEGENDS. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                           (i)      PRIVATE PLACEMENT LEGEND.

                                    (A)     Except as permitted by subparagraph
         (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

               "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF

AVAILABLE) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

                                    (B)     Notwithstanding the foregoing, any
         Global Note or Definitive Note issued pursuant to subparagraphs
         (b)(iv), (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f)
         to this Section 2.6 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                           (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

                  "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                  (h)      CANCELLATION AND/OR ADJUSTMENT OF GLOBAL NOTES.

                  At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction, and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                  (i)      GENERAL PROVISIONS RELATING TO TRANSFERS AND
EXCHANGES.

                           (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other provisions of this
         Section 2.6, execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

                           (ii) No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company or the Registrar may require a Holder to furnish appropriate endorsements and transfer documents and to pay a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.6, 3.9, 4.11, 4.15 and 9.5 hereof, which the Company shall pay).

                           (iii) Neither the Trustee nor the Registrar shall be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                           (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                           (v) None of the Company, the Trustee and the Registrar shall be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 Business Days before the day of the mailing of a notice of redemption or repurchase under Section 3.3 or 4.15 hereof, as applicable, and ending at the close of business on such day, (B) to register the transfer of or to exchange any Note so selected for redemption or repurchase in whole or in part, except the unredeemed portion of any Note being redeemed or repurchased in part or (c) to register the transfer of or to exchange a Note between a Record Date and the next succeeding Interest Payment Date.

                           (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company shall deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Note and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                           (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.2 hereof.

                           (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.6 to effect a registration of transfer or exchange may be submitted by facsimile.

                           (ix) Each Holder of a Note agrees to indemnify the Trustee and the Registrar against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

                           (x) Neither the Trustee nor the Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.7 REPLACEMENT NOTES

                  If any mutilated Note is surrendered to the Trustee or if the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, and may charge for its expenses (including the fees and expenses of the Trustee and reasonable attorney's fees and expenses) in replacing a Note.

                  Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

                  If any mutilated, lost, stolen or destroyed Note has become or is about to become due and payable, the Company, in its sole discretion, may, instead of issuing a new Note, pay such Note.

SECTION 2.8 OUTSTANDING NOTES

                  The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section 2.8 as not outstanding. Except as set forth in Section 2.9 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

                  If a Note is replaced pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

                  If the entire principal amount of, premium, if any, and accrued interest, if any, on, any Note is considered paid under Section 4.1 herein, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay the entire principal amount of, premium, if any, and accrued but unpaid interest, if any, on, Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.9 TREASURY NOTES

                  In determining whether the Holders of the required aggregate principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded. Notwithstanding the foregoing, Notes that the Company or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company offers to purchase or acquires pursuant to an exchange offer, tender offer or otherwise shall not be deemed to be owned by the Company or any such Person until legal title to such Notes passes to the Company or such Person, as the case may be.

SECTION 2.10 TEMPORARY NOTES

                  Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of an Authentication Order in accordance with Section 2.2 hereof, shall authenticate definitive Notes in exchange for temporary Notes. Until such exchange, Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11 CANCELLATION

                  Holders shall surrender Notes for cancellation to the Trustee. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent, the Company and its Subsidiaries shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange, replacement, cancellation or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes (subject to the record retention requirements of the Exchange Act). Certification of the destruction of all canceled Notes shall be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12 DEFAULTED INTEREST

                  If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent Special Record Date, in each case at the rate provided in the Notes and in Section 4.1 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix, with the Trustee's consent, which shall not be unreasonably withheld, or cause to be fixed each such Special Record Date and payment date, provided that no such Special Record Date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the Special Record Date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the Special Record Date, the related payment date and the amount of such interest to be paid. The defaulted interest shall be considered paid upon deposit with the Trustee or the Paying Agent of an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest, and interest on such defaulted interest shall thereafter cease to accrue from that date. The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange or other trading market on which the securities of the Company are listed or traded, and upon such notice as may be required by such exchange or trading market, if, after written notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.13 CUSIP NUMBERS

                  The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or the omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                                    ARTICLE 3

                            REDEMPTION AND PREPAYMENT

SECTION 3.1  NOTICES TO TRUSTEE

                  If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.7 herein, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the aggregate principal amount of Notes to be redeemed, (iv) the redemption price and (v) the CUSIP numbers of the Notes to be redeemed.


SECTION 3.2  SELECTION OF NOTES TO BE REDEEMED

                  If less than all of the Notes are to be redeemed at any time, the Trustee shall select the outstanding Notes to be redeemed or purchased among the Holders of the outstanding Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method as the Trustee in its sole discretion considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

                  The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $100 or an integral multiple of $1 above $100; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of

Notes held by such Holder, even if not a multiple of $100, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.3  NOTICE OF REDEMPTION

                  Subject to the provisions of Section 3.9 herein, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

                  The notice shall identify the Notes to be redeemed and shall state:

                  (a) the redemption date;

                  (b) the redemption price and the amount, if any, of accrued and unpaid interest and premium, if any, on such Notes as of the redemption date;

                  (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

                  (d) the name and address of the Paying Agent;

                  (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price for, and any accrued and unpaid interest and premium, if any, on such Notes;

                  (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

                  (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

                  (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the aggregate principal amount of Notes to be redeemed and the information to be stated in such notice as provided in the preceding paragraph; provided further that such Officers' Certificate may be delivered to the Trustee on a date later than permitted under this Section 3.3 if such later date is acceptable to the Trustee. If the Trustee is not the Registrar, the Company shall, concurrently with any such request, cause the Registrar to deliver to the Trustee a certificate (upon which the Trustee may rely) setting forth the name of, the address of, and the aggregate principal amount of Notes held by, each Holder.

SECTION 3.4  EFFECT OF NOTICE OF REDEMPTION

                  Once notice of redemption is mailed in accordance with Section
3.3 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.5  DEPOSIT OF REDEMPTION PRICE

                  Prior to 12:00 noon New York City time on the redemption date, the Company shall deposit with the Trustee or with the Paying Agent in immediately available funds money sufficient to pay the redemption price of, and accrued and unpaid interest, if any, and premium, if any, on, all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued and unpaid interest, if any, and premium, if any, on, all Notes to be redeemed.

                  If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after a Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such Record Date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.1 hereof.

SECTION 3.6  NOTES REDEEMED IN PART

                  Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon receipt of an Authentication Order in accordance with
Section 2.2 hereof, the Trustee shall authenticate for the Holder, at the expense of the Company, a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.7  OPTIONAL REDEMPTION

                  (a) The Notes shall not be redeemable at the Company's option prior to March 30, 2002. Thereafter, the Notes shall be subject to redemption at any time at the sole option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount of the Notes, plus accrued and unpaid interest, if any, and premium, if any, thereon, to but excluding the date of redemption (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

                  (b) Any redemption pursuant to this Section 3.7 shall be made pursuant to the provisions of Section 3.1 through 3.6 herein.

SECTION 3.8  MANDATORY REDEMPTION

                  The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

SECTION 3.9  OFFER TO PURCHASE BY APPLICATION OF EXCESS PROCEEDS

                  In the event that, pursuant to Section 4.11 hereof, the Company shall be required to commence an Asset Sale Offer, it shall follow the procedures specified below.

                  The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.11 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

                  If the Purchase Date is on or after a Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such Record Date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

                  Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale

Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

                  (a) that the Asset Sale Offer is being made pursuant to this
Section 3.9 and Section 4.11 hereof and the length of time the Asset Sale Offer shall remain open;

                  (b) the Offer Amount, the Purchase Date and the purchase price and accrued and unpaid interest, if any, and premium, if any, on, such Notes as of the Purchase Date;

                  (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

                  (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

                  (e) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Company, a Depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

                  (f) that Holders shall be entitled to withdraw their election if the Company, the Depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the aggregate principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

                  (g) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $100, or integral multiples $1 above $100, shall be purchased); and

                  (h) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer); provided, however, that no Note shall be issued in a principal amount of less than $100.

                  On or before 12:00 noon New York City time on the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount or portions thereof properly tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver, or cause to be delivered, to the Trustee all Notes or portions thereof so accepted together with an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.9 and
Section 4.11 and setting forth the name of each Holder that tendered Notes and the principal amount of the Notes, as the case may be, or portions thereof tendered by each such Holder. The Company, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon receipt of an Authentication Order in accordance with Section
2.2 hereof, shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

                  Other than as specifically provided in this Section 3.9, any purchase pursuant to this Section 3.9 shall be made pursuant to the provisions of Sections 3.1 through 3.6 hereof.


                                    ARTICLE 4

                                    COVENANTS

SECTION 4.1  PAYMENT OF NOTES

                  The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 12:00 noon New York City time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

                  Notwithstanding anything to the contrary in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

                  The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.2  MAINTENANCE OF OFFICE OR AGENCY

                  The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with
Section 2.3 herein.

SECTION 4.3  REPORTS

                  (a) Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall furnish to the Trustee and the Holders of the Notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries and, with respect to the annual information only, a report thereon by the Company's certified independent accountants, and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the SEC's rules and regulations. In addition, following the consummation of the

Registered Exchange Offer contemplated by the Agreement to Exchange and Consent, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. The Company shall at all times comply with TIA Section 314(a).

                  (b) For so long as any Series A Notes remain outstanding (and regardless of the penultimate sentence of paragraph (a) above), the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.4  COMPLIANCE CERTIFICATE

                  (a) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.3(a) hereof shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 herein, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                  (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.5  TAXES

                  The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

SECTION 4.6  STAY, EXTENSION AND USURY LAWS

                  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.7  RESTRICTED PAYMENTS.

                  (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividends on, or make any distribution on or in respect of Capital Stock of the Company or any of its Restricted Subsidiaries (other than dividends or distributions payable solely in Qualified Capital Stock or options, warrants or other rights to acquire Qualified Capital Stock); (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company; (iii) make any principal payment on or purchase, redeem, defease or otherwise acquire or retire for value, before any scheduled principal payment or maturity, any Subordinated Indebtedness; or (iv) make any Investment in any Person (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, and after giving effect thereto:

                  (A) at the time of and after giving effect to any such Restricted Payment, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

                  (B) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Leverage Ratio test under Section 4.9 herein; and

                  (C) on a pro forma basis, such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries on or after the Issue Date (the amount expended for that purpose if other than cash being the Fair Market Value of the property) does not exceed, without duplication, the sum of: (i) 100% of the Cumulative Consolidated Operating Cash Flow of the Company and its Consolidated Subsidiaries LESS a minority equity interest in such Consolidated Operating Cash Flow in the event a minority interest has not already been deducted from the Consolidated Operating Cash Flow, LESS 150% of the Cumulative Consolidated Interest Expense; PLUS (ii) 100% of the aggregate Net Cash Proceeds received by the Company on and after the Issue Date from the issue or sale of Qualified Capital Stock or any options, warrants or rights to purchase Qualified Capital Stock from the Company to the extent such Net Cash Proceeds are not utilized to Incur Indebtedness pursuant to clause (d) of Section 4.9, PLUS (iii) 100% of the aggregate Net Cash Proceeds received upon the exercise of any options, warrants or rights to purchase Qualified Capital Stock of the Company; PLUS (iv) 100% of the aggregate Net Cash Proceeds received from the conversion or exchange of debt securities or Disqualified Capital Stock into Qualified Capital Stock of the Company plus, to the extent such debt securities or Disqualified Capital Stock were issued after the Issue Date, the Net Cash Proceeds from their original issuance; PLUS (v) in the case of the disposition or repayment of any Investment constituting a Restricted Payment, an amount equal to the lesser of (x) the cash return of capital resulting from sale proceeds, dividends, distributions, interest payments, return of capital or principal, management fees or other transfers of assets to the Company or any of its Restricted Subsidiaries or (y) the initial amount of such Investment; LESS (vi) any amounts paid or payments made pursuant to any of clauses (2), (3), (5) and (6) of Section 4.7(b) below.

                  (b) So long as no Default of Event of Default has occurred and is continuing or would be caused as a result of such payments, the foregoing provisions will not prohibit: (1) the payment of any dividend within 60 days after the date of declaration, if, at said date of declaration, such dividend would have complied with the conditions set forth in section 4.7(a)(C) above;
(2) the repurchase, redemption, or other acquisition or retirement for value of any shares of any class of Qualified Capital Stock of the Company in exchange for, or out of the Net Cash Proceeds of, a substantially concurrent sale of Qualified Capital Stock of the Company; (3) the repurchase, redemption, defeasance, retirement, refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or out of the Net Cash Proceeds of, a substantially concurrent sale of Permitted Refinancing Indebtedness; (4) the payment of any dividend or other distribution by a Restricted

Subsidiary of the Company to holders of its Equity Interests on a pro rata basis; (5) the repurchase, redemption or other acquisition or retirement for value of any Qualified Capital Stock of the Company or any of its Restricted Subsidiaries held by a member of the Company's or such Restricted Subsidiary's management, provided that the aggregate amount of such repurchases in any calendar year shall not exceed $1 million in any twelve-month period, plus the aggregate cash proceeds provided to the Company during such period from any reissuance of Qualified Capital Stock to management; (6) Investments in any Person engaged, or to be engaged, principally in a Related Business on the date of such Investments; (7) Investments by Restricted Subsidiaries which are lessees or buyers of Telecommunications Assets under Telecommunications Assets Agreements in transactions in which the monetary consideration for such Telecommunications Assets is paid immediately or is payable over time, PROVIDED that such Investments shall be made as a sublease or installment sale of the Telecommunications Assets subject to the Telecommunications Asset Agreement to which such Restricted Subsidiary is party as lessee or buyer; (8) payments made under any tax sharing agreement between or among the Company and its Restricted Subsidiaries; (9) payments of dividends on the Company's convertible preferred stock in an aggregate amount not to exceed $15.1 million in any calendar year; and (10) payments to Metromedia Company and any of its Affiliates for reasonable legal, tax, accounting, financial advisory and other management services in the ordinary course of business, subject to the approval of the disinterested members of the Board of Directors.

                  (c) The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company (or such Restricted Subsidiary, as the case may be) pursuant to the Restricted Payment.

                  (d) The Board of Directors may designate any Subsidiary of the Company (including newly created or newly formed Subsidiaries) to be an Unrestricted Subsidiary (a "Designation") unless this Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Company or any of its Restricted Subsidiaries that is not a Subsidiary of the Subsidiary to be so designated; PROVIDED, HOWEVER, that either (1) the Subsidiary to be so designated has total consolidated assets of $1.0 million or less or (2) if this Subsidiary has consolidated assets greater than $1.0 million, then the Restricted Payments to or with respect to this Subsidiary would be permitted under this Section 4.7.

                  (e) In the event of any such Designation, all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of such Designation and will reduce the amount available for Restricted Payments under Section 4.7(a) or 4.7(b), as applicable. All such outstanding Investments will be deemed to constitute Restricted Payments in an amount equal to the Fair Market Value of such Investments at the time of such Designation.

                  (f) The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to this designation (1) the Company could Incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Leverage Ratio test set forth under Section 4.9 hereof and (2) no default under this Indenture shall have occurred and be continuing. Any designation by the Board of Directors will be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to such Designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

SECTION 4.8  LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM
             RESTRICTED SUBSIDIARIES

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits; (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries; (c) sell, lease or transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

                  However, the foregoing restrictions shall not apply to encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness of the Company and its Subsidiaries as in effect on the Issue Date;
(b) any applicable law and regulations; (c) any agreement in effect at the time of the acquisition of any Person by the Company or any of its Restricted Subsidiaries, which agreement was not entered into in connection with, as a result of, or in anticipation of, such acquisition; (d) any agreement entered into in connection with Permitted Liens; (e) any agreement for the sale of assets; (f) any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses
(a) through (e) above, provided that such provisions are no less favorable to the Company.

SECTION 4.9  LIMITATION ON THE INCURRENCE OF INDEBTEDNESS AND
             ISSUANCE OF PREFERRED STOCK

                  Subject to the provisions of Section 4.10 herein, the Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any additional Indebtedness or issue or Incur any Disqualified Capital Stock and the Company shall not permit any of its Restricted Subsidiaries to issue or Incur any shares of Preferred Stock; provided, however, that the Company and its Restricted

Subsidiaries may Incur additional Indebtedness or issue or Incur shares of Disqualified Stock or Preferred Stock if on the date of issuance or Incurrence the Consolidated Leverage Ratio at the end of the Company's most recently ended fiscal quarter (the "Reference Period") for which a consolidated balance sheet of the Company is available immediately preceding the date on which such additional Indebtedness is Incurred or such Preferred Stock is issued or Incurred would have been equal to or less than 5.5 to 1.0 (if the Reference Period ends prior to June 30, 2002), or less than 5.0 to 1.0 (if the Reference Period ends on or subsequent to June 30, 2002), determined on a pro forma basis (including, a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been Incurred, or the Disqualified Capital Stock or Preferred Stock had been issued or Incurred, as the case may be, at the beginning of the Reference Period and, to the extent provided in the definition of Consolidated Leverage Ratio herein, determined after giving effect to the use of the proceeds from such Incurrence of Indebtedness or issuance or Incurrence of Disqualified Capital Stock or Preferred Stock.

                  Notwithstanding the foregoing, except with respect to the PLD Companies, the provisions of the paragraph set forth immediately above will not prohibit the Incurrence of any of the following items of Indebtedness (collectively, the "Permitted Indebtedness"):

                  (a) the Incurrence by the Company of Indebtedness represented by the Notes and the Exchange Notes;

                  (b) the Incurrence by the Company or any of its Restricted Subsidiaries of Existing Indebtedness;

                  (c) the Incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness consisting of Capital Lease Obligations, Purchase Money Obligations or other obligations Incurred for the purpose of financing all or any part of the purchase price, development, acquisition, delivery, construction or improvement of real or personal property, tangible or intangible, used or to be used in a Related Business (including Capital Stock of a Person engaged in a Related Business) or a Credit Facility entered into or debt securities issued for the purpose of providing such financing, PROVIDED that such Indebtedness (inclusive of the interest portion thereof and reasonable costs of financing) does not exceed the lesser of Fair Market Value or the purchase price and related costs of design, development, acquisition, delivery (including carriage, insurance, customs duties, value-added taxes and other importation fees and expenses), construction or improvement of such assets or property at the time of such incurrence;

                  (d) the Incurrence by the Company of Indebtedness in an aggregate principal amount not to exceed two (2) times the sum of the Net Cash Proceeds received by the Company after the date of this Indenture in connection with any Public Equity Offerings or sale of Capital Stock (other than Disqualified Capital

Stock) to any Strategic Investor to the extent that such Net Cash Proceeds have not been used to make Restricted Payments pursuant to Section 4.7(a)(C)(ii) and
Section 4.7(b)(2) hereof, provided that such Indebtedness does not mature prior to six (6) months following the Stated Maturity of the Notes;

                  (e) the incurrence by the Company or any of its Subsidiaries of any Indebtedness entered into in the ordinary course of business (i) pursuant to Interest Rate Agreements entered into to protect the Company or any of its Subsidiaries against fluctuations in interest rates in respect of Indebtedness of the Company or any of its Subsidiaries so long as the notional principal amount of such Interest Rate Agreements does not exceed the aggregate principal amount of such Indebtedness then outstanding or (ii) under any Currency Hedging Agreements entered into to protect the Company or any of its Subsidiaries against fluctuations in the value of any currency and not for speculative purposes;

                  (f) ordinary course performance bonds, letters of credit and appeal and surety bonds entered into not in connection with borrowed money;

                  (g) inter-company Indebtedness owed to the Company or any of its Restricted Subsidiaries or any Guarantee by the Company or any of its Restricted Subsidiaries of any Indebtedness permitted to be Incurred hereunder;

                  (h) the Incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness, so long as the aggregate principal amount of such Indebtedness does not exceed $200 million at any one time outstanding; and

                  (i) Permitted Refinancing Indebtedness of any of the Indebtedness permitted by clauses (b-h) above.

                  In the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in clauses (a) through (i) above, the Company may, in its sole discretion, classify such Indebtedness as having been Incurred under one of these clauses and, except as specifically provided otherwise, will only be required to include the amount and type of such Indebtedness as having been Incurred pursuant to such clause.

SECTION 4.10  LIMITATION ON THE INCURRENCE OF INDEBTEDNESS BY THE PLD COMPANIES

                  Notwithstanding the provisions of Section 4.9 herein, none of the PLD Companies shall directly or indirectly Incur any additional Indebtedness or any Guarantees of any Indebtedness.

                  The foregoing limitations shall not, however, prohibit:

                  (a)      Existing Indebtedness of the PLD Companies;

                  (b) the Incurrence by the PLD Companies of Indebtedness consisting of Capital Lease Obligations, Purchase Money Obligations, or other obligations Incurred for the purpose of financing all or any part of the purchase price, development, acquisition, delivery, construction or improvement of real or personal property, tangible or intangible, used or to be used in a Related Business (other than any business specified in clause (v) of the definition of Related Business) or a Credit Facility entered into or debt securities issued for the purpose of providing such financing, PROVIDED that such Indebtedness (inclusive of the interest portion thereof and reasonable costs of financing) does not exceed the lesser of Fair Market Value or the purchase price and related costs of design, development, acquisition, delivery (including carriage, insurance, customs duties, value-added taxes and other importation fees and expenses), construction or improvement of such assets or property at the time of such Incurrence;

                  (c) the Incurrence by the PLD Companies of any Indebtedness entered into in the ordinary course of business (i) pursuant to Interest Rate Agreements entered into to protect the PLD Companies against fluctuations in interest rates in respect of Indebtedness of any of the PLD Companies so long as the notional principal amount of such Interest Rate Agreements does not exceed the aggregate principal amount of such Indebtedness then outstanding or (ii) under any Currency Hedging Agreements entered into to protect the PLD Companies against fluctuations in the value of any currency and not for speculative purposes;

                  (d) ordinary course performance bonds, letters of credit and appeal and surety bonds entered into not in connection with borrowed money;

                  (e) Indebtedness between any of the PLD Companies or any Guarantee by any PLD Company of any Indebtedness permitted to be Incurred by any other PLD Company hereunder;

                  (f) the Incurrence by the PLD Companies of additional Indebtedness, so long as the aggregate principal amount of such Indebtedness does not exceed $25.0 million at any one time outstanding; and

                  (g) Permitted Refinancing Indebtedness of any of the Indebtedness permitted by clauses (a) through (f) above.

                  In the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in clauses (a) through (g) above, the Company may, in its sole discretion, classify such Indebtedness as having been Incurred under one of these clauses and, except as specifically provided otherwise, will only be required to include the amount and type of such Indebtedness as having been Incurred pursuant to such clause.

SECTION 4.11  LIMITATION ON ASSET SALES

                  (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, engage in any Asset Sale, unless (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (including as to the value of all non-cash consideration) of the assets or Capital Stock subject to such Asset Sale and (ii) at least 80% of the consideration therefor is in the form of cash and/or Cash Equivalents paid at the closing of such transaction. To the extent that the Company or any of its Restricted Subsidiaries receives securities or other noncash property or assets as proceeds of an Asset Sale, such securities or other noncash proceeds shall not be treated as Net Proceeds of an Asset Sale unless and until the Company or its Restricted Subsidiary, as the case may be, receives cash or Cash Equivalents from a sale, repayment, exchange or other return of capital on, such securities or other noncash property and then only to the extent of the cash or Cash Equivalents received.

                  (b) In the event of an Asset Sale involving PLD Assets, the Company shall, after applying the Net Proceeds therefrom to repay and permanently reduce other Existing Indebtedness that by its terms requires such repayment from such Asset Sale, use 50% of the Net Proceeds allocable to the PLD Assets involved in such Asset Sale to make an offer to purchase the Notes at a repurchase price in cash equal to 100% of their Accreted Value on the repurchase date if such repurchase date is before March 30, 2002, or 100% of the principal amount at Stated Maturity of the Notes, plus accrued but unpaid interest, if any, to the repurchase date if the repurchase date is after March 30, 2002; provided, however, that the Company shall not be required to make an offer to purchase the Notes under this Section 4.11 in an amount less than $10 million; provided, further, that to the extent that 50% of the Net Proceeds of an Asset Sale of PLD Assets are not equal to or do not exceed $10 million, such amount shall constitute "Excess Proceeds". Once such Excess Proceeds exceed $10 million, the Company shall use such Excess Proceeds to make an offer to repurchase the Notes at 100% of their Accreted Value if the repurchase date is before March 30, 2002 or 100% of the principal amount at the Stated Maturity of the Notes, plus accrued but unpaid interest, if any, to the repurchase date if the repurchase date is after March 30, 2002.

                  (c) The Company or a Restricted Subsidiary will be permitted to apply the Net Proceeds from an Asset Sale or the Net Proceeds from an Asset Sale of PLD Assets that remain following the offer to purchase Notes with proceeds from an Asset Sale of PLD Assets described in clause (b) above, to (i) repay the Notes, any Existing Indebtedness (or any Permitted Refinancing Indebtedness thereof) or any PARI PASSU Indebtedness if required by the terms thereof or (ii) reinvest in assets of a Related Business, provided that (A) in the case of an Asset Sale of PLD Assets, the Net Proceeds remaining after the offer to purchase Notes with proceeds from an Asset Sale of PLD Assets described in clause (b) above, if any, must be applied within 365 days of the date of their receipt and (B) in the case of an Asset Sale of assets other than PLD Assets, the Net Proceeds therefrom must be applied within 2 years of the date of their receipt.

                  (d) To the extent that the Net Proceeds from an Asset Sale are not so applied within the periods described in (i) and (ii) of clause (c) above in this Section 4.11, the remaining Net Proceeds shall constitute Excess Proceeds. When the aggregate amount of Excess Proceeds equals or exceeds $10.0 million (after application of Excess Proceeds to repurchase Notes as described above in this Section 4.11), the Company shall make a pro rata offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount or Accreted Value of the Notes that may be purchased out of the Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the Accreted Value thereof on the repurchase date if such date is before March 30, 2002, or equal to 100% of the principal amount at Stated Maturity thereof, plus accrued and unpaid interest thereon to the date of purchase if such date is after March 30, 2002 (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), in accordance with the procedures set forth in Section 3.9 of this Indenture. To the extent that any Excess Proceeds remain after consummation of such Asset Sale Offer, the Company may use such Excess Proceeds for other general corporate purposes not otherwise prohibited by this Indenture. If the aggregate principal amount (or Accreted Value, as applicable) of Notes tendered into such Asset Sale Offer by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be repurchased on a pro rata basis in proportion to the respective principal amounts at Stated Maturity (or Accreted Values as applicable) of the Notes in accordance with Section 3.9 of this Indenture. If the aggregate principal amount (or Accreted Value, as applicable) of Notes tendered into such Asset Sale Offer by Holders thereof is less than the amount of Excess Proceeds, the Company may use such remaining Excess Proceeds for other general corporate purposes not otherwise prohibited by this Indenture. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero for purposes of the second sentence of this paragraph.

                  (e) The amount of any Indebtedness (as shown on the Company's (or such Restricted Subsidiary's, as the case may be) most recent balance sheet or in the notes to such balance sheet) that is assumed by the transferee of any such assets pursuant to an agreement that immediately releases the Company and all of its Restricted Subsidiaries from all liability in respect thereof will be deemed to be cash and/or Cash Equivalents for purposes of this Section 4.11, but will not be treated as Net Proceeds of an Asset Sale.

                  (f) To the extent that the provisions of any securities laws or regulations shall conflict with this Section 4.11, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.11 by virtue thereof.

SECTION 4.12  LIMITATION ON TRANSACTIONS WITH AFFILIATES

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer, exchange or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or render any services to, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or Guarantee with, or for the benefit of, any Affiliate of the Company (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are not materially less favorable, in the aggregate, to the Company or the relevant Restricted Subsidiary, as applicable, than those that would have been obtained at the time of the transaction in a comparable transaction by the Company or such Restricted Subsidiary, as applicable, on an arm's- length basis with a Person who is not an Affiliate of the Company and
(ii) with respect to any Affiliate Transaction or series of related Affiliate Transactions (A) involving aggregate consideration in excess of $5.0 million, the Company delivers to the Trustee a resolution of the Board of Directors certifying that such Affiliate Transaction is approved by a majority of the disinterested members of the Board of Directors and that such Affiliate Transaction complies with clause (i) above and (B) involving aggregate consideration in excess of $10.0 million, the Company delivers to the Trustee a written opinion from an investment banking firm as to the fairness to the Company or the relevant Restricted Subsidiary, as applicable, of such Affiliate Transaction from a financial point of view.

                  Notwithstanding the foregoing, the following items shall not be deemed to be Affiliate Transactions: (i) (a) the entering into, maintaining or performance of any employment contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement for or with any employee, officer or director heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, retirement, savings or other similar plans, (b) the payment of compensation, performance of indemnification or contribution obligations, or an issuance, grant or award of stock, options, or other equity-related interests or other securities, to employees, officers or directors in the ordinary course of business, (c) any transaction with an officer or director of the Company or any of its Subsidiaries in the ordinary course of business not involving more than $100,000 in any one case and in an aggregate amount not to exceed $2.0 million, or (d) advances to employees of the Company or any of its Subsidiaries in the ordinary course of business in an aggregate amount not to exceed $2.0 million, (ii) transactions solely between or among the Company and its Restricted Subsidiaries or among Restricted Subsidiaries, (iii) payment of reasonable and customary fees to directors who are not employees of the Company, (iv) any sale or other issuance of Equity Interests (other than Disqualified Capital Stock) of the Company to Affiliates of the Company, (v) Affiliate Transactions in effect or approved by the Board of Directors on the Issue Date, including any replacements or amendments thereto (provided that the terms of such replacements or amendments are not materially less favorable to the Company than the terms of such agreement prior to such amendment), (vi) transactions with any Persons engaged in a Related Business that is an Affiliate solely because the Company has a direct or indirect equity interest in such a Person, and (vii) any transaction that is permitted under Section 4.7 hereof.

SECTION 4.13  LIMITATION ON LIENS

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur, assume, suffer to exist or affirm any Lien of any kind (other than Permitted Liens and PLD Company Permitted Liens) upon any of their property or assets, now owned or hereafter acquired, or upon any income or profits therefrom unless contemporaneously therewith effective provision is made to secure all Indebtedness due under this Indenture and the Notes on an equal and ratable basis with the obligations so secured by such Lien with a Lien on the same properties and assets securing the obligations secured by such Lien for so long as such obligations are so secured. In addition to the foregoing, none of the PLD Companies shall directly or indirectly Incur, assume, suffer to exist or affirm any Lien of any kind (except for any PLD Company Permitted Liens) upon any PLD Asset, including Additional PLD Assets, or upon any income or profits therefrom unless contemporaneously therewith effective provision is made to secure all Indebtedness due under this Indenture and the Notes on an equal and ratable basis with the obligations so secured by such Lien with a Lien on the same properties and assets securing the obligations secured by such Lien for so long as such obligations are so secured.

SECTION 4.14  CORPORATE EXISTENCE

                  Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.15  CHANGE OF CONTROL

                  (a) Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $100 or an integral multiple of $1 above $100) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a purchase price in cash equal to 101% of the Accreted Value of the Notes to the date of repurchase if such date is on or before March 30, 2002 or 101% of the aggregate principal amount at Stated Maturity of such Notes to the repurchase date if such date is after March 30, 2002 plus accrued and unpaid interest thereon to the date of repurchase (the "Change of Control Payment") (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), provided, however, that the Company shall not be obligated to repurchase Notes pursuant to this covenant in the event that it has exercised its rights to redeem all of the Notes as described in Section 3.7 hereof. Within 30 days following any Change of Control, the Company will mail a notice to each Holder (with a copy to the Trustee) stating (1) that a Change of Control has occurred and that the Holder has the right to require the Company to repurchase his or her Notes at a purchase price equal to the Change of Control Payment and in accordance with the procedures required by this Indenture and described in such notice, (2) the date of the repurchase, which shall be no earlier than 30 days nor later than 60 days from the date the Change of Control notice is mailed (the "Change of Control Payment Date"), and (3) the procedures that the Company determines shall be followed by the Holders of Notes to have their Notes repurchased.

                  The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the repurchase of Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this Section 4.15, the Company shall comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section 4.15 by virtue thereof.

                  (b) On the Change of Control Payment Date, the Company will, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee, the Notes so accepted together with an Officers' Certificate stating the Accreted Value or aggregate principal amount at Stated Maturity of the Notes or portions thereof being repurchased by the Company. The Paying Agent shall promptly mail or deliver to each Holder of Notes so tendered the Change of Control Payment for such Notes, and upon written direction of the Company, the Trustee shall promptly authenticate and mail or deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $100 or an integral multiple of $1 above $100. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                  (c) Notwithstanding anything to the contrary set forth in this
Section 4.15, the Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.15, and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

SECTION 4.16  PAYMENTS FOR CONSENT

                  Neither the Company nor any of its Restricted Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend such terms or provisions of this Indenture or the Notes in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.17  MONEY FOR PAYMENTS TO BE HELD IN TRUST

                  If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal, premium or interest with respect to the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for the Notes, it shall, on or before each due date of the principal, premium or interest with respect to the Notes, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal, premium or interest so becoming due (or at the option of the Company, payment of interest may be mailed by check to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments with respect to Notes represented by one or more permanent Global Notes shall be paid by wire transfer of immediately available funds to the account of the Depositary) such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

                  The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee written notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal, premium or interest;

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal, premium or interest with respect to a Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company at the written request of the Company or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause notice to be promptly sent to each Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining shall be repaid to the Company.

SECTION 4.18  ADDITIONAL PLD ASSETS

                  The Company agrees that (i) from May 18, 1999 through the second anniversary of the Issue Date, the PLD Companies will acquire the Additional PLD Assets, whether or not using Purchase Money Obligations. To the extent the

Company acquired Pivotel Assets or properties prior to such date, without using Purchase Money Obligations, such assets shall constitute Additional PLD Assets.

SECTION 4.19  LIMITATION ON SALE AND LEASEBACK TRANSACTIONS

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any Sale and Leaseback Transaction with respect to any property or assets unless: (a) the consideration received at the time of the Sale and Leaseback Transaction is at least equal to the Fair Market Value of the property or assets; (b) the sale or transfer of such property or assets to be leased is treated as an Asset Sale and complies with Section 4.11 hereof and (c) the Company or such Restricted Subsidiary would be entitled to Incur additional Indebtedness under Section 4.9 hereof.

                  The foregoing restrictions shall not apply to any Sale and Leaseback Transaction if: (i) the lease is for a period, including renewal rights, not in excess of three years; (ii) the transaction is solely between the Company and any of its Restricted Subsidiaries or one of its Restricted Subsidiaries and any other Restricted Subsidiaries; and (iii) the transaction is consummated within 180 days of the acquisition by the Company or any of its Subsidiaries of the property or assets or entered into within 180 days after the purchase or substantial completion of the construction of such property or assets or 270 days in the event that the only condition delaying such consummation of the purchase or the completion of the construction is the receipt of applicable regulatory approvals.


                                    ARTICLE 5

                                   SUCCESSORS

SECTION 5.1  MERGER, CONSOLIDATION, OR SALE OF ASSETS

                  (a) The Company shall not, directly or indirectly, consolidate with or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person unless: (i) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance, lease or other disposition shall have been made is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance, lease or other disposition shall have been made expressly assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee; (iii) no Default or Event of Default (or an event that, with the passing of time or giving of notice or both, would constitute an Event of Default) shall exist or shall occur immediately before and immediately after giving effect on a pro forma basis to such transaction; (iv) except in the case of a transaction with a Wholly Owned Subsidiary of the Company, the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, conveyance, lease or other disposition shall have been made is, immediately after giving effect to such transaction and after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable period, permitted to Incur at least $1.00 of additional Indebtedness pursuant to the first paragraph of
Section 4.9 hereof; and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture and the Notes.

                  (b) For purposes of this Article 5, the transfer (by assignment, sale or otherwise) of all or substantially all of the properties and assets of one or more of the Company's Subsidiaries, the Company's interest in which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  (c) Notwithstanding (a) and (b) above, any of the Company's Restricted Subsidiaries may consolidate with, merge into or transfer all or part of its properties and assets to the Company or one of its Wholly Owned Subsidiaries if no other parties are either directly or indirectly involved in such transaction. Notwithstanding clauses (a) and (b) above, the Company may merge with an Affiliate with no Indebtedness, incorporated solely for the purpose of reincorporating the Company in another jurisdiction in the United States of America, any state of the United States of America or the District of Columbia to realize tax or other benefits.

SECTION 5.2  SUCCESSOR CORPORATION SUBSTITUTED

                  Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1 hereof, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for (so that from and after the date of such consolidation, merger or transfer, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named herein as the Company, and (except in the case of a lease) the Company shall be released from the obligations under the Notes and this Indenture except with respect to any obligations that arise from, or are related to, such transaction. Notwithstanding the foregoing, the Company shall not be released from the obligation to pay the principal of, accrued and unpaid interest, if any, on, and premium, if any, on, the Notes.


                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.1  EVENTS OF DEFAULT

                  The following events shall constitute "Events of Defaults" for purposes of this Indenture:

                           (i) a default for 30 days in the payment when due of interest on any Note;

                           (ii) a default in the payment when due of the principal of, or premium, if any, on the Notes, whether at Stated Maturity, upon optional redemption, a required repurchase, declaration or otherwise;

                           (iii) the failure by the Company or any of its Restricted Subsidiaries to comply with its obligations under Article 5 hereof;

                           (iv) the failure by the Company or any of its Restricted Subsidiaries to comply for 30 days after receiving notice from the Holders of at least 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the outstanding Notes or from the Trustee on behalf of Holders of such Notes with any of the Company's or the Restricted Subsidiary's obligations under Sections 4.7 through 4.13, 4.15 and 4.17 through 4.19 hereof, in each case, other than a failure to repurchase Notes which will constitute an Event of Default under clause (ii) above;

                           (v) the failure by the Company or any of its Restricted Subsidiaries to comply for 60 days after receiving notice thereof from the Holders of at least 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the outstanding Notes or from the Trustee on behalf of such Holders with any of its other obligations and duties under this Indenture or the Notes;

                           (vi)(a) the failure to pay, waive or cure the failure to pay, within any applicable grace period, after final maturity, any Indebtedness under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Restricted

         Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, or (b) a default under any such mortgage, indenture or other instrument evidencing such Indebtedness, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each of (a) or (b) above, the amount of any such Indebtedness, together with the amount of any other such Indebtedness or the maturity of which has been so accelerated, exceeds $15.0 million;

                           (vii) the entry against the Company or any of its Significant Subsidiaries of any final judgment or decree not subject to appeal for the payment of money in excess of $15.0 million (net of applicable insurance coverage which is acknowledged in writing by the insurer), which judgments are not paid, vacated, discharged or stayed for a period of 60 days after they become final and non-appealable;

                          (viii) the Company or any of its Significant
         Subsidiaries:

                                    (a)     commences a voluntary case under any
         Bankruptcy Law,

                                    (b)     consents to the entry of an order
         for relief against it in an involuntary case under any Bankruptcy Law,

                                    (c)     consents to the appointment of a
         custodian of it or for all or substantially all of its property,

                                    (d)     makes a general assignment for the
         benefit of its creditors, or

                                    (e)     generally is not paying its debts as
         they become due; or

                           (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                                    (a)     is for relief against the Company or
         any of its Significant Subsidiaries;

                                    (b)     appoints a custodian of the Company
         or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or

                                    (c)     orders the liquidation of the
         Company or any of its Significant Subsidiaries;

and the order or decree remains unstayed and in effect for 60 consecutive days.

SECTION 6.2  ACCELERATION

                  If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes may declare all the Notes to be due and payable immediately by sending to the Company a notice of acceleration. Notwithstanding the foregoing, if an Event of Default specified in clause (viii) or (ix) of Section 6.1 hereof occurs with respect to the Company, any of its Restricted Subsidiaries that constitutes a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Notes shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

SECTION 6.3  OTHER REMEDIES

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.4  WAIVER OF PAST DEFAULTS

                  Holders of not less than a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes (or, with respect to a provision of this Indenture that may only be amended by the Holders of not less than 66 2/3% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes, the Holders of not less than 66 2/3% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes) by written notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of


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                                                                             67




Default in the payment of the principal of, premium or interest on, the Notes (including in connection with an offer to purchase). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 6.5  CONTROL BY MAJORITY

                  Holders of Notes may not enforce this Indenture or the Notes except as provided herein. Subject to Section 7.1(e) hereof, Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability. The Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

SECTION 6.6  LIMITATION ON SUITS

                  A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

                  (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

                  (b) the Holders of at least 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

                  (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such 60-day period the Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.


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                                                                             68




                  A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.7  RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.8  COLLECTION SUIT BY TRUSTEE

                  If an Event of Default specified in Section 6.1(i) or (ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for (i) the whole amount of principal of, premium and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and
(ii) such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.9  TRUSTEE MAY FILE PROOFS OF CLAIM

                  The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions,


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                                                                             69




dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10  PRIORITIES

                  If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                  FIRST: to the Trustee, its agents and counsel for amounts due under Sections 6.8 and 7.7 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                  SECOND: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and interest, respectively, and

                  THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11  UNDERTAKING FOR COSTS

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.7 hereof, or a suit by Holders of more than 10% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes.


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                                                                             70




                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.1  DUTIES OF TRUSTEE

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the occurrence and continuance of an Event of Default:

                           (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates (or similar documents) or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates (or similar documents) and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein or otherwise verify the contents thereof).

                   (c) The Trustee may not be relieved from liabilities for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.1;

                           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5 hereof.


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                                                                             71




                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers or to perform any duty under this Indenture at the request of any Holders, unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense including reasonable attorneys' fees that might be incurred by it in compliance with such request or direction.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.2  RIGHTS OF TRUSTEE

                  (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document. The Trustee shall receive and retain financial reports and statements of the Company as provided herein, but it shall have no duty to review or analyze such reports or statements to determine compliance with covenants or other obligations of the Company.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any such attorney or agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                  (g) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, order, approval, bond or other paper or document unless requested in writing to do so by the Holders representing more than 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of Notes then outstanding; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding.

SECTION 7.3  INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof

SECTION 7.4  TRUSTEE'S DISCLAIMER

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.


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                                                                             73




SECTION 7.5 NOTICE OF DEFAULTS

                  (a) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

                  (b) If a Default or Event of Default occurs and is continuing and if it is known to the Trustee in accordance with the provisions of paragraph
(a) of this Section 7.5, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note (including any failure to redeem Notes called for redemption or any failure to repurchase Notes that are tendered pursuant to an Asset Sale Offer and that are required to be repurchased by the terms of this Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.6  REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES

                  Within 60 days after each May 15th beginning with the May 15th following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

                  A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and, commencing at the time this Indenture is qualified under the TIA, filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

SECTION 7.7  COMPENSATION AND INDEMNITY

                  The Company shall pay to the Trustee from time to time such compensation for its services hereunder as the parties shall agree from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the


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                                                                             74




reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee and hold it harmless for, from and against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.7) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

                  The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1 (viii) or (ix) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

SECTION 7.8  REPLACEMENT OF TRUSTEE

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.


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                                                                             75




                  The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

                   (a) the Trustee fails to comply with Section 7.10 hereof;

                   (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                   (c) a custodian or public officer takes charge of the Trustee or its property; or

                   (d) the Trustee becomes incapable of performing the services of Trustee hereunder.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the "retiring Trustee"), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes may appoint a new successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with
Section 7.10 hereof, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the retiring Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7 hereof. Notwithstanding


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                                                                             76




replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.9  SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10  ELIGIBILITY; DISQUALIFICATION

                  There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof or the District of Columbia or a subsidiary of a bank holding corporation that is authorized under such laws to exercise corporate trustee powers, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100.0 million as set forth in its most recent published annual report of condition.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 7.11  PREFERENTIAL COLLECTION OF CLAIMS AGAINST
COMPANY

                  The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE 8

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.1  DISCHARGE OF LIABILITY ON NOTES; DEFEASANCE

                  (a) When (i) the Company delivers to the Trustee all outstanding Notes (other than Notes replaced pursuant to Section 2.7) for cancellation or (ii) all outstanding Notes have become due and payable, whether at maturity or upon redemption and the Company has irrevocably deposited with the Trustee or a Paying Agent funds sufficient to pay at maturity or upon redemption or otherwise, as applicable, all outstanding Notes (other than Notes replaced pursuant to Section 2.7), including interest thereon to maturity or such redemption date, and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Sections 8.1(c) and 8.6, cease to be of further effect. The


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                                                                             77




Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company (accompanied by an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Company.

                  (b) Subject to Sections 8.1(c), 8.2 and 8.6, the Company at any time may terminate (i) all its obligations under the Notes and this Indenture ("legal defeasance option") or (ii) its obligations under Sections 4.2, 4.3, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.17, 4.18 and
5.1(a)(iv) and the operation of Sections 6.1(iv), 6.1(v), 6.1(vi), 6.1(vii), 6.1(viii) with respect to Significant Subsidiaries, and 6.1(ix) with respect to Significant Subsidiaries and the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 6.1(iii), 6.1(iv) or 6.1(v) ("covenant defeasance option"), but, except as specified above, the remainder of this Indenture and the Notes shall be unaffected thereby. The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

                  If the Company exercises its legal defeasance option, payment of the Notes may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Sections 6.1(iii), 6.1(iv), 6.1(v), 6.1(vi), 6.1(vii), 6.1(viii) (but only with respect to a Significant Subsidiary) or 6.1(ix) (but only with respect to a Significant Subsidiary) or because of the failure of the Company to comply with Section 5.1(a)(iv).

                  Upon satisfaction of the conditions set forth herein and upon request of the Company (and at the Company's expense), the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                  (c) Notwithstanding the provisions of Sections 8.1(a) and (b), the Company's obligations under Sections 2.3, 2.4, 2.5, 2.6, 2.7, 7.7, 7.8, 8.5 and 8.6 shall survive until the Notes have been paid in full. Thereafter, the Company's obligations in Sections 7.7 and 8.5 shall survive.

SECTION 8.2  CONDITIONS TO DEFEASANCE.

                  The Company may exercise its legal defeasance option or its covenant defeasance option only if:


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                                                                             78




                  (i) the Company irrevocably deposits in trust with the Trustee for the benefit of the Holders money in U.S. dollars or U.S. Government Obligations or a combination thereof for the payment of principal of, premium, if any, on and interest on the Notes to maturity or redemption, as the case may be and to pay any amounts due the Trustee under this Indenture and, in addition, the Company specifies in such Officers' Certificate whether the Notes are being defeased to maturity or to a particular redemption date;

                  (ii) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal of, premium, if any, and interest when due on all the outstanding Notes to maturity or on the applicable redemption date, as the case may be;

                  (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default with respect to this Indenture resulting from the Incurrence of Indebtedness, all or a portion of which will be used to defease the Notes concurrently with such Incurrence);

                  (iv) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under this Indenture or any other material agreement or instrument to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

                  (v) the Company shall have delivered to the Trustee an Opinion of Counsel, subject to such qualifications and exceptions as the Trustee deems appropriate, to the effect that (A) the Notes and (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder of the Notes is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (vi) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company required to register under the Investment Company Act of 1940;

                  (vii) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

                  (viii) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                  (ix) the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to the defeasance and discharge of the Notes and this Indenture as contemplated by this Article VIII have been complied with and an Opinion of Counsel stating that the Trustee on behalf of the Holders will have a valid and perfected exclusive security interest in the trust funds and that the conditions precedent provided for in clauses (vii) and (viii), as applicable, of this Section 8.2 have been complied with.

SECTION 8.3  APPLICATION OF TRUST MONEY.

                  The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. The Trustee or Paying Agent shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, and premium, if any, on and interest on the Notes.

SECTION 8.4  REPAYMENT TO COMPANY.

                  The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or Notes held by them upon payment of all the obligations under this Indenture.

                  Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of or interest on the Notes that remains unclaimed for two years, and, thereafter, Holders of Notes entitled to the money must look solely to the Company for payment as general unsecured creditors and all liability of the Trustee or such Paying Agent with respect to such money shall cease.

SECTION 8.5  INDEMNITY FOR U.S. GOVERNMENT OBLIGATIONS.

                  The Company shall pay and shall indemnify the Trustee and any Paying Agent against any tax, fee or other charge imposed on or assessed against deposited money and/or U.S. Government Obligations or the principal and interest received on such money or U.S. Government Obligations.

SECTION 8.6  REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this
Article 8; provided, however, that if the Company has made any payment of interest or premium on or principal of any Notes because of the reinstatement of its obligations under this Indenture and the Notes, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                    ARTICLE 9

                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.1  WITHOUT CONSENT OF HOLDERS OF NOTES

                  Notwithstanding Section 9.2 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

                  (a) to cure any ambiguity, omission, defect or inconsistency;

                  (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (c) to provide for the assumption of the Company's obligations to the Holders of the Notes by a successor to the Company pursuant to Article 5 hereof;

                  (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the rights hereunder of any Holder of Notes;

                  (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                  (f) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                  (g) to provide for the issuance of the Unrestricted Notes under the Registered Exchange Offer contemplated by the Agreement to Exchange and Consent;

                  (h)      to secure the Notes; or

                  (i) to effect any change to the transfer and exchange restrictions and security delivery procedures contained in Article 2 in order to conform with changes in any applicable law or Applicable Procedures.

                  Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Sections 7.2 and 9.6 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.2  WITH CONSENT OF HOLDERS OF NOTES

                  Except as provided below in this Section 9.2, the Company and the Trustee, may amend or supplement this Indenture (including Section 3.9 and 4.11 hereof) and the Notes with the consent of the Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Sections 6.4 and 6.7 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or noncompliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes).

                  Notwithstanding the foregoing, without the consent of Holders of at least 662/3% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes voting as a single class, the Company and the Trustee may not: (i) modify the provisions (including the defined terms used therein) of Section 4.15 hereof in a manner adverse to the Holders or (ii) release or modify a Lien granted to the Holders of the Notes.

                  Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Sections 7.2 and
9.6 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

                  It shall not be necessary for the consent of the Holders of Notes under this Section 9.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof. The Company shall notify the Holders of any amendment to the Indenture after it has become effective, which notice shall briefly describe the amendment. Notwithstanding the foregoing, the Company's failure to give such notice to all Holders of the Notes or any defect in such notice will not impair or affect the validity of the amendment.

                  After an amendment, supplement or waiver under this Section
9.2 becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver. Subject to the provisions of this Section 9.2 and Sections 6.4 and 6.7 hereof, the Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the Notes then outstanding voting as a single class may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, notwithstanding anything to the contrary in this Indenture, without the consent of each Holder affected, an amendment or waiver under this
Section 9.2 may not (with respect to any Notes held by a non-consenting Holder):

                  (a) extend the Stated Maturity on any Note, or reduce the principal thereof or reduce the rate or extend the time for payment of interest thereon or reduce any premium payable upon the redemption at the option of the Company thereof, or change the coin or currency in which, any Note or any premium or the interest thereon is payable, or impair the right to receive payment of principal or interest on the Notes on or after the due dates for these payments or to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption at the option of the Company, on or after the redemption date);

                  (b) reduce the percentage in principal amount at Stated Maturity (or Accreted Value, as applicable) of Notes outstanding whose Holders must consent to an amendment, supplement or waiver provided for in this Indenture;

                  (c) modify any of the waiver provisions or the provisions under this Section 9.2 requiring the consent of each Holder for certain amendments, except to increase any required percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby; or

                  (d) cause the Notes to become subordinate in right of payment to any other Indebtedness.


SECTION 9.3  COMPLIANCE WITH TRUST INDENTURE ACT

                  Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.4  REVOCATION AND EFFECT OF CONSENTS

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder. An amendment or waiver shall become effective upon receipt by the Trustee of the requisite number of written consents under Section 9.1 or 9.2 as applicable.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Notes entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who held Notes at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date.

SECTION 9.5  NOTATION ON OR EXCHANGE OF NOTES

                  The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

                  Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.6  TRUSTEE TO SIGN AMENDMENTS, ETC.

                  Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If such amendment or supplement does adversely affect such rights, duties, liabilities or immunities, the Trustee may, but need not, sign it. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.1 hereof) shall be fully protected in relying upon an Officer's Certificate and an Opinion of Counsel pursuant to Sections 11.4 and 11.5 hereof as conclusive evidence that such amended or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith and that such amended or supplemental indenture is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to customary exceptions.


                                   ARTICLE 10

                           SATISFACTION AND DISCHARGE

SECTION 10.1  SATISFACTION AND DISCHARGE OF INDENTURE

                  This Indenture shall be discharged and will cease to be of further effect as to all Notes issued hereunder, when either

                  (a) all such Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or

                  (b) (i) all such Notes not theretofore delivered to such Trustee for cancellation have become due and payable by reason of the making of a notice of redemption, repurchase or otherwise or will become due and payable within one year, and the Company has irrevocably deposited or caused to be deposited with such Trustee as trust funds in trust an amount of money sufficient to pay and discharge the entire Indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal, premium, accrued interest to the date of maturity, redemption or repurchase;

                           (ii) no Default or Event of Default with respect to this Indenture or the Notes shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of or constitute a default under, any other instrument to which the Company is a party or by which the Company is bound;

                           (iii) the Company has paid or caused to be paid all sums payable by it under this Indenture; and

                           (iv) the Company has delivered irrevocable written instructions to the Trustee under this Indenture to apply the deposited money toward the payment of such Notes at maturity or the redemption date, as the case may be.

                  In addition, the Company must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

SECTION 10.2  APPLICATION OF TRUST MONEY

                  Subject to the provisions of the last paragraph of Section
4.17 hereof, all money deposited with the Trustee pursuant to Section 10.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                  If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 10.1 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though such deposit had not occurred pursuant to
Section 10.1 hereof, provided that if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

                                   ARTICLE 11

                                  MISCELLANEOUS

SECTION 11.1  TRUST INDENTURE ACT CONTROLS

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 11.2  NOTICES

                  Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

                  If to the Company:

                  Metromedia International Group, Inc.
                  One Meadowlands Plaza
                  East Rutherford, N.J. 070706
                  Attention:  Arnold L. Wadler, Esq.
                  Fax: (201) 551-2803

                  With a copy (which shall not constitute notice) to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Attention:  Douglas A. Cifu, Esq.
                  Fax: (212) 757-3990

                  If to the Trustee:

                  U.S. Bank Trust National Association
                  180 East 5th Street
                  St. Paul, MN  55105
                  Attention: Corporate Trust Department/Corporate Finance
                  Fax: (651) 244-0711

                  The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by the sender's telecopier, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except that any notice or communication to the Trustee shall be deemed to have been duly given to the Trustee when received at the Corporate Trust Office of the Trustee.

                  If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 11.3  COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.4  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, except with respect to the initial authentication of Notes on the date of this Indenture, the Company shall furnish to the Trustee:

                  (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied or complied with; and

                  (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied or complied with.

SECTION 11.5  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he or she has or they have made such examination or investigation as is necessary to enable each to express an informed opinion as to whether or not such covenant or condition has been satisfied or complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied or complied with.

SECTION 11.6  RULES BY TRUSTEE AND AGENTS

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.7 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND SHAREHOLDERS

                  No past, present or future director, officer, employee, incorporator, agent or shareholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 11.8  GOVERNING LAW

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 11.9  CONSENT TO JURISDICTION AND SERVICE

                  To the fullest extent permitted by applicable law, the Company hereby irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Notes or Exchange Notes, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives, to the fullest extent permitted by law, any objection which they may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of any jurisdiction to which the Company is subject by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified herein or as otherwise permitted by law. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of process, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of their respective obligations under this Indenture, to the extent permitted by law.

SECTION 11.10  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS

                  This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.11  SUCCESSORS

                  All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.12  SEVERABILITY

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.13  COUNTERPART ORIGINALS

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.14  TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


Dated as of September 30, 1999

                      METROMEDIA INTERNATIONAL GROUP, INC.


                    By:   /s/ Silvia Kessel
                       -----------------------------------------
                        Name: Silvia Kessel
                        Title: Executive Vice President,
                               Chief Financial Officer and Treasurer


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                      as Trustee


                    By:    /s/ Richard Prokosch
                       -----------------------------------------
                        Name:  Richard Prokosch
                        Title:

                                    EXHIBIT A

                                 (Face of Note)

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

                                    CUSIP
                                          ---------------------

          [Series A] [Series B] 10 1/2% Senior Discount Notes due 2007

No. /            /                                               $/         /
    -------------                                                  ---------

                  METROMEDIA INTERNATIONAL GROUP, INC. promises to pay to [Insert if a Global Note: Cede & Co.][Insert if a Definitive Note:___________] or registered assigns, the principal sum of ________________ Dollars ($________) on September 30, 2007.

                  Interest Payment Dates: March 30 and September 30.
Record Dates:   March 15 and September 15.

                      METROMEDIA INTERNATIONAL GROUP, INC.



                      By:
                          --------------------------------------------
                          Name:
                          Title:

                      By:
                          --------------------------------------------
                          Name:
                          Title:

This is one of the Notes referred to in the within-mentioned Indenture:

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By:                            Dated:
   ------------------                  ------------------
    Name:
    Title:

                     [FORM OF REVERSE SIDE OF INITIAL NOTE]

         [Series A] [Series B] 10 1/2% Senior Discount Notes due 2007


                  Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. Interest

                  Metromedia International Group, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above from September 30, 2002 until maturity.

                  The Company shall pay interest semiannually on March 30 and September 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"), commencing September 30, 2002. Interest on the Notes shall accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from March 30, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment

                  The initial Accreted Value shall increase at the rate of 10 1/2% per annum, compounded semi-annually, until March 30, 2002, to an aggregate principal amount for all the Notes on March 30, 2002 of $210,631,376.

                  By at least 12:00 noon (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Paying Agent money in immediately available funds sufficient to pay such principal, premium, if any, and/or interest then due. The Company shall pay interest (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the Record Date even if such Notes are canceled, repurchased or redeemed after the Record Date and on or before the Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Holders must surrender Notes to the Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Notes shall be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or outside of the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders kept by the Registrar, PROVIDED that payment by wire transfer of immediately available funds shall be required with respect to principal of, interest and premium, if any, on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent.

3. Paying Agent and Registrar

                  Initially, U.S. Bank Trust National Association, a national banking association (the "Trustee"), will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

4. Indenture

                  The Company issued the Notes under an Indenture dated as of September 30, 1999 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. section 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of those terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company limited to $210,631,376 in aggregate principal amount.

                  The Notes are senior unsecured obligations of the Company that will rank pari passu in right of payment to all existing and future senior Indebtedness of the Company and senior to all existing and future subordinated Indebtedness of the Company. The Indenture imposes certain limitations on: the Incurrence of Indebtedness by the Company, its Restricted Subsidiaries and the PLD Companies, the payment of dividends and other distributions on the Capital Stock of the Company and its Restricted Subsidiaries, the purchase or redemption of Capital Stock of the Company and Capital Stock of such Restricted Subsidiaries, the Incurrence of Liens by the Company or its Restricted Subsidiaries, the sale or transfer of assets and Capital Stock by the Company or its Restricted Subsidiaries, the ability of the Company and its Restricted Subsidiaries to engage in Sale and Leaseback Transactions, the acquisition of additional PLD Assets and transactions with

Affiliates. In addition, the Indenture limits the ability of the Company and its Restricted Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

5. Redemption

                  Except as set forth below, the Notes will not be redeemable at the option of the Company prior to March 30, 2002. Thereafter, the Notes shall be redeemable, at the Company's sole option, in whole or in part, at any time upon not less than 30 nor more than 60 days prior notice mailed by first-class mail to each Holder's registered address, at a redemption price equal to the principal amount of the Notes, plus accrued and unpaid interest, if any, and premium, if any, thereon, to but excluding the date of redemption (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

                  In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate, although no Notes of $100 in principal amount or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof shall be issued in the name of the Holder thereof upon cancellation of the original Note.

6. Repurchase Provisions

                  (a) Upon a Change of Control, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $100 or an integral multiple of $1 above $100) of such Holder's Notes at a purchase price in cash equal to 101% of the Accreted Value of the Notes to the date of repurchase if such date is on or before March 30, 2002 or 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase if such date is after March 30, 2002 (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date) and, in each case, subject to the terms of the Indenture.

                  (b) Subject to the terms and conditions set forth in the Indenture, if the Company or a Restricted Subsidiary consummates any Asset Sale permitted by the Indenture, when the aggregate amount of Excess Proceeds equals or exceeds $10,000,000, the Company shall make a pro rata Asset Sale Offer for all outstanding Notes up to a maximum principal amount at Stated Maturity or Accreted Value, as applicable (expressed as a multiple of $100), of Notes that may be purchased out of such Excess Proceeds, at a purchase price in cash equal to 100% of the Accreted

Value of such Notes on the Purchase Date if such date is on or before March 30, 2002, or 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Purchase Date if such date is after March 30, 2002, in each case, in accordance with the terms and procedures set forth in Sections 3.9 and 4.11 of the Indenture.

7. Denominations; Transfer; Exchange

                  The Notes are in registered form without coupons in denominations of $100 and an integral multiple of $1 above $100. The transfer of Notes may be registered and Notes may be exchanged in accordance with the Indenture. The Registrar, the Trustee and the Company may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company and the Registrar need not register the transfer or exchange of (i) any Notes or portion thereof selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before a selection of Notes to be redeemed and ending on the date of such selection or (ii) any Notes for the period between a Record Date and the corresponding Interest Payment Date.

8. Persons Deemed Owners

                  The registered Holder of this Note on the Registrar's books may be treated as its owner for all purposes under the Indenture.

9. Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

10.      Defeasance

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Notes to redemption or maturity, as the case may be.

11. Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes voting as a single class and (ii) any Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or noncompliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the then outstanding Notes voting as a single class. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to the Holders of the Notes by a successor to the Company, to add additional covenants or surrender rights and powers conferred on the Company, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, to make any change that does not adversely affect the rights of any Holder, to provide for the issuance of Unrestricted Notes under the Registered Exchange Offer, to secure the Notes or to effect any change to the transfer and exchange restrictions and security delivery procedures in order to conform with changes in applicable law or Applicable Procedures.

12. Defaults and Remedies

                  Under the Indenture, Events of Default include (i) a default for 30 days in the payment when due of interest on any Note; (ii) a default in the payment when due of principal of, or premium, if any, on the Notes at maturity, upon required repurchase, upon redemption, upon declaration or otherwise; (iii) the failure by the Company or any of its Restricted Subsidiaries to comply with its obligations under Article 5 of the Indenture,
(iv) the failure by the Company or any of its Restricted Subsidiaries to comply for 30 days after receiving notice from the Holders of at least 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the outstanding Notes or from the Trustee on behalf of such Holders with any of its obligations under Sections 4.7 through 4.13, 4.15 and 4.17 through 4.19 of the Indenture, in each case, other than a failure to repurchase Notes which will constitute an Event of Default under clause (ii) above, (v) the failure by the Company or any of its Restricted Subsidiaries to comply for 60 days after receiving notice thereof from the Holders of at least 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the outstanding Notes or from the Trustee, on behalf of such Holders, with any of its other obligations and duties under the Indenture or the Notes, (vi) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, which default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the amount of any such Indebtedness, together with the amount of any other such Indebtedness or the maturity of which has been so accelerated, exceeds $15.0 million, (vii) the entry against the Company or any of its Significant Subsidiaries of any final judgment or decree not subject to appeal for the payment of money in excess of $15.0 million (net of applicable insurance coverage which is acknowledged in writing by the insurer), which judgments are not paid, vacated, discharged or stayed for a period of 60 days after they become final and non-appealable or (viii) certain events of bankruptcy, insolvency or reorganization of the Company or a Significant Subsidiary. However, a default under clauses (iv) and (v) will not constitute an Event of Default until the Trustee or the Holders of more than 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the outstanding Notes notify the Company of the default and the Company does not cure such default within the time specified in clauses (iv) and (v) hereof after receipt of such notice.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the outstanding Notes by notice to the Company and the Trustee may declare the principal of and accrued and unpaid interest, if any, on all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

                  Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount at Stated Maturity (or Accreted Value, as applicable) of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

13. Trustee Dealings with the Company

                  Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee.

14. No Recourse Against Others

                  An incorporator, director, officer, employee, stockholder or controlling person, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

15. Authentication

                  This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually authenticates this Note.

16. Abbreviations

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

17. CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18. Governing Law

                  This Note shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

19. Miscellaneous

                  The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note.

                  Requests may be made to:

                  Metromedia International Group, Inc.
                  One Meadowlands Plaza
                  East Rutherford, NJ  07073-2137
                  Attention of:  Arnold L. Wadler, Esq.
                  Fax:  (201) 531-2803

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to
----------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint ___________________________________________________ to
transfer this Note on the books of the Company. The agent may substitute another to act for him ___________________________________________________________

Date:  ______________               Your Signature:  ___________________________
                                    (Sign exactly as your name appears on the face of this Note

                                    Tax Identification No:
                                                           ---------------------

                                    SIGNATURE GUARANTEE:

                                    -------------------------------------------

                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution"
                                    meeting the requirements of the
                                    Registrar, which requirements include
                                    membership or participation in the
                                    Security Transfer Agent Medallion
                                    Program ("STAMP") or such other
                                    "signature guarantee program" as may be
                                    determined by the Registrar in addition
                                    to, or in substitution for, STAMP, all
                                    in accordance with the Securities
                                    Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Note purchased by the Company pursuant to Section 4.11 or 4.15 of the Indenture, check the box below:

                  / / Section 4.11                     / / Section 4.15

                  If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.11 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $___________

Date:                                    Your Signature:  ______________________
      --------------                     (Sign exactly as your name appears on
                                         the face of this Note

                                         Tax Identification No:
                                                                ----------------

                                         SIGNATURE GUARANTEE:

                                         ---------------------------------------

                                         Signatures must be guaranteed by an
                                         "eligible guarantor institution"
                                         meeting the requirements of the
                                         Registrar, which requirements include
                                         membership or participation in the
                                         Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "signature guarantee program" as may be
                                         determined by the Registrar in addition
                                         to, or in substitution for, STAMP, all
                                         in accordance with the Securities
                                         Exchange Act of 1934, as amended.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(1)

                  The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                             Amount of              Amount of         Principal Amount
                            decrease in            increase in         of this Global          Signature of
                             Principal          Principal Amount       Note following       authorized officer
                           Amount of this        of this Global         such decrease          of Trustee or
Date of Exchange            Global Note               Note              (Or Increase)         Note Custodian
----------------           --------------       ----------------      ----------------      ------------------


--------
(1) THIS SHOULD BE INCLUDED ONLY IF THE NOTE IS ISSUED IN GLOBAL FORM.

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER


Metromedia International Group, Inc.
One Meadowlands Plaza
East Rutherford, NJ  07073-2137
Attention: General Counsel

U.S. Bank Trust National Association

Attention:

                  Re:      10 1/2% Senior Discount Notes due 2007

                  Reference is hereby made to the Indenture, dated as of September 30, 1999 (the "Indenture"), between Metromedia International Group, Inc., as issuer (the "Company") and U.S. Bank Trust National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  _______________, (the "Transferor") owns and proposes to transfer the Series A Note[s] or interest in such Series A Note[s] specified in Annex A hereto, in the principal amount of $____________ in such Series A Note[s] or interests (the "Transfer"), to ____________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

(1) /_/ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A.

                  The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the

Restricted Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

(2) /_/ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S.

                  The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private placement Legend printed on the Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

(3) /_/ CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A.

                  The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) /_/ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

                  (b) /_/ such Transfer is being effected to the Company or a subsidiary thereof; or

                  (c) /_/ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

(4) /_/ CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

                  (a) /_/ CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (b) /_/ CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (c) /_/ CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                     ------------------------------
                                     [Insert Name of Transferor]


                                     By:
                                        ---------------------------
                                        Name:
                                        Title:

Dated:
      ---------------------------

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

         (a)    /_/ a beneficial interest in a Restricted Global Note (CUSIP __)

         (b)    /_/ a Restricted Definitive Note.

2.       After the Transfer the Transferee will hold:

                                   [CHECK ONE]

         (a)    /_/ a beneficial interest in:

                (i)      /_/  a Restricted Global Note (CUSIP ___), or
                (ii)     /_/  an Unrestricted Global Note (CUSIP ___); or

         (b)    /_/  a Restricted Definitive Note; or

         (c)    /_/  an Unrestricted Definitive Note,

         in each case, in accordance with the terms of the Indenture.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Metromedia International Group, Inc.
One Meadowlands Plaza
East Rutherford, NJ  07073-2137
Attention: General Counsel

U.S. Bank Trust National Association

Attention:

                  Re: 10 1/2% Senior Discount Notes due 2007

                  Reference is hereby made to the Indenture, dated as of September 30, 1999 (the "Indenture"), between Metromedia International Group, Inc., as issuer (the "Company") and U.S. Bank Trust National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ________________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note(s) specified herein, in the principal amount of $___________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE.

                  (a) /_/ CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies that (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (b) /_/ CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies that (i) the Definitive
Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) /_/ CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies that (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) /_/ CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies that (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES.

                  (a) /_/ CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted

Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                  (b) /_/ CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in a Restricted Global Note with an equal principal amount, the Owner hereby certifies that (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                     --------------------------------
                                     [Insert Name of Owner]


                                     By:
                                        -----------------------------
                                     Name:
                                     Title:

Dated:
      ------------------